Barings Corporate Investors

Report for the Nine Months Ended September 30, 2023

Adviser
Barings LLC
300 S Tryon St., Suite 2500
Charlotte, NC 28202
Independent Registered Public Accounting Firm
KPMG LLP
Boston, Massachusetts 02110
Counsel to the Trust
Ropes & Gray LLP
Boston, Massachusetts 02111
Custodian
State Street Bank and Trust Company
Boston, Massachusetts 02110

Transfer Agent & Registrar
SS&C Global Investor & Distribution Solutions, Inc., formerly known as DST System, Inc. ("SS&C GIDS")
P.O. Box 219086
Kansas City, Missouri 64121-9086
1-800-647-7374
Internet Website
https://www.barings.com/mci

Barings Corporate Investors c/o Barings LLC 300 S Tryon St., Suite 2500 Charlotte, NC 28202 1-866-399-1516

Investment Objective and Policy
Barings Corporate Investors (the “Trust”) is a closed-end management investment company, first offered to the public in 1971, whose shares are traded on the New York Stock Exchange under the trading symbol “MCI”. The Trust’s share price can be found in the financial section of most newspapers under either the New York Stock Exchange listings or Closed-End Fund Listings.
The Trust’s investment objective is to maintain a portfolio of securities providing a current yield and, when available, an opportunity for capital gains. The Trust’s principal investments are privately placed, below-investment grade, long-term debt obligations including bank loans and mezzanine debt instruments. Such private placement securities may, in some cases, be accompanied by equity features such as common stock, preferred stock, warrants, conversion rights, or other equity features. The Trust typically purchases these investments, which are not publicly tradable, directly from their issuers in private placement transactions. These investments are typically made to small or middle market companies. In addition, the Trust may invest, subject to certain limitations, in marketable debt securities (including high yield and/or investment grade securities) and marketable common stocks. Below-investment grade or high yield securities have predominantly speculative characteristics with respect to the capacity of the issuer to pay interest and repay principal.
The Trust distributes substantially all of its net income to shareholders each year. Accordingly, the Trust pays dividends to shareholders four times per year. The Trust pays dividends to its shareholders in cash, unless the shareholder elects to participate in the Dividend Reinvestment and Share Purchase Plan.
Form N-PORT
The Trust files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on part F of Form N-PORT. This information is available (i) on the SEC’s website at http://www.sec.gov; and (ii) at the SEC’s Public Reference Room in Washington, DC (which information on their operation may be obtained by calling 1-800-SEC-0330). A complete schedule of portfolio holdings as of each quarter-end is available upon request by calling, toll-free, 866-399-1516.

Proxy Voting Policies & Procedures; Proxy Voting Record
The Trustees of the Trust have delegated proxy voting responsibilities relating to the voting of securities held by the Trust to Barings LLC (“Barings”). A description of Barings’ proxy voting policies and procedures is available (1) without charge, upon request, by calling, toll-free 866-399-1516; (2) on the Trust’s website at https://www.barings.com/mci; and (3) on the SEC’s website at http://www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) on the Trust’s website at https://www.barings.com/mci; and (2) on the SEC’s website at http://www.sec.gov.
Legal Matters
The Trust has entered into contractual arrangements with an investment adviser, transfer agent and custodian (collectively “service providers”) who each provide services to the Trust. Shareholders are not parties to, or intended beneficiaries of, these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.
Under the Trust’s Bylaws, any claims asserted against or on behalf of the Trust, including claims against Trustees and officers must be brought in courts located within the Commonwealth of Massachusetts.
The Trust’s registration statement and this shareholder report are not contracts between the Trust and its shareholders and do not give rise to any contractual rights or obligations or any shareholder rights other than any rights conferred explicitly by federal or state securities laws that may not be waived.

Barings Corporate Investors
TO OUR SHAREHOLDERS
October 31, 2023

We are pleased to present the September 30, 2023, Quarterly Report of Barings Corporate Investors (the “Trust”).

PORTFOLIO PERFORMANCE

The Board of Trustees declared a quarterly dividend of $0.37 per share, payable on November 17, 2023, to shareholders of record on November 6, 2023. This represents an increase of $0.02 per share or 5.7% over the previous dividend of $0.35 per share and the fifth consecutive quarterly increase. The Trust earned $0.44 per share of net investment income, net of taxes, for the third quarter of 2023, compared to $0.38 per share in the previous quarter. The increase in net investment income was predominantly related to $0.05 per share of non-recurring income (repayment of past due income) received in the third quarter, while core earnings increased $0.01 per share due to higher base rates.

	September 30, 2023(1)(2)	June 30, 2023(1)(2)	% Change
Quarterly Dividend per share	0.37(3)	0.35	5.7%
Net Investment Income(4)	$8,904,737	$7,698,157	15.7%
Net Assets	$345,947,291	$343,047,700	0.8%
Net Assets per share(5)	$17.07	$16.93	0.8%
Share Price	$15.94	$14.90	7.0%
Dividend Yield at Share Price	9.3%	9.4%	(1.1)%
(Discount) / Premium	(6.6)%	(12.0)%
(1) Past performance is no guarantee of future results
(2) Figures are unaudited
(3) Payable on November 17, 2023
(4) Figures are shown net of excise tax
(5) Based on shares outstanding at the end of the period of 20,261,719

•Quarterly total returns at September 30, 2023 and June 30, 2023 were 2.9% and 2.4%, respectively. Longer term, the Trust returned 10.6%, 11.9%, 9.5%, 10.0%, and 11.3% for the 1, 3, 5, 10, and 25-year periods, respectively, based on the change in the Trust’s net assets assuming the reinvestment of all dividends
•The Trust’s average quarter-end (discount) / premium for the 1, 3, 5 and 10-year periods was (12.3)%, (11.7)%, (7.7)% and (0.1)%, respectively
•U.S. fixed income markets, as approximated by the Bloomberg Barclays U.S. Corporate High Yield Index and the Credit Suisse Leveraged Loan Index, returned 0.5% and 3.4% for the quarter, respectively

PORTFOLIO BENEFITS

•We believe the Trust benefits from being part of the larger Barings North American Private Finance (“NAPF”) platform, which as of September 30, 2023, employed more than 60 professionals and had commitments of over $26 billion to private credit.
•The NAPF platform has provided two primary benefits to the Trust: Direct deal origination and credit underwriting. NAPF has served as the Lead or Co-Lead on over 80% of its originated transactions and has a senior loan loss rate of 0.04% since inception. The benefit of being the Lead or Co-Lead lender is the ability to lead negotiations on terms and have influence over the credit agreement.
•The Trust has continued to benefit from NAPF’s strong origination relationships with private equity sponsors. Every private placement investment in the portfolio was directly originated by Barings via a sponsor (without a financial intermediary), where one hundred percent of the economics are passed through to investors.
•The Trust has consistently generated a stable dividend yield for investors, which to date has been paid exclusively from investment income and capital gains – no return of capital, all while employing a limited amount of leverage 0.10x.
•The Trust continues to invest in what we believe are high-quality companies in defensive sectors and remains well diversified with 33 different industries across 182 assets, where over 65% of those investments are first lien senior secured loans that we believe provide strong risk adjusted returns. The Trust continues to invest in senior subordinated debt when we believe the risk adjusted return is appropriate. Approximately 14% of the market value of the Trust was equity, generating ~$22.4 million ($1.11 per share) in unrealized appreciation as of September 30, 2023.

(Continued)
PORTFOLIO ACTIVITY

Consistent with the stated investment objective of the Trust, we continued to search for relative value across the capital structure of potential investments that provide current yield with an opportunity for capital gains. The Trust closed seven new private placement investments and add-on investments to 24 existing portfolio companies during the third quarter of 2023. The total amount invested by the Trust in these transactions was $16.9 million.

PORTFOLIO LIQUIDITY

The Trust maintained a liquidity position comprised of a combination of its available cash balance and short-term investments of $9.7 million or 2.5% of total assets, in addition to a low leverage profile at 0.11x as of September 30, 2023. Given the migration of the portfolio towards more senior secured investments, the Trust arranged for a $30.0 million committed revolving credit facility with MassMutual (See Note 4). This facility, coupled with the current cash balance provides nearly $30.0 million of liquidity to support our current portfolio companies as well as invest in new portfolio companies.

The Trust’s recently announced dividend of $0.37 per share is the fifth consecutive quarterly dividend increase. With more than 65% of the Trust in first lien floating rate loans, the Trust's net investment income has increased as interest rates have risen. We believe the increase in interest rates coupled with the overall strong credit quality of the Trusts supports the increase in the quarterly dividend. In determining the quarterly dividend, the Board of Trustees seeks to ensure that the Trust will be able to pay sustainable dividends over the long term.
Thank you for your continued interest in and support of Barings Corporate Investors.

Sincerely,
Christina Emery
President

Barings Corporate Investors
Portfolio Composition as of 09/30/23*

Public Bank Loans
1.2%
Public Debt
0.4%
Cash & Short-Term
Investments
2.6%
Public Equity
—%
Private Debts
6.3%
Private / Restricted
Equity
13.5%
Private Bank Loans
76.0%

Cash & Short-Term Investments 2.6%
Equity 13.5%
Fixed Rate 13.8%
Floating Rate 70.2%

* Based on market value of total investments
Cautionary Notice: Certain statements contained in this report may be “forward looking” statements. Investors are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they are made and which reflect management’s current estimates, projections, expectations or beliefs, and which are subject to risks and uncertainties that may cause actual results to differ materially. These statements are subject to change at any time based upon economic, market or other conditions and may not be relied upon as investment advice or an indication of the Trust’s trading intent. References to specific securities are not recommendations of such securities, and may not be representative of the Trust’s current or future investments. We undertake no obligation to publicly update forward looking statements, whether as a result of new information, future events, or otherwise.

Hypothetical growth of $10,000 Investment (unaudited)
$25,000
$20,000
$15,000
$10,000
$5,000
$22,640
$15,151
10/1/2013
9/30/2014
9/30/2015
9/30/2016
9/30/2017
9/30/2018
9/30/2019
9/30/2020
9/30/2021
9/30/2022
9/30/2023
Barings Corporate Investors
Bloomberg Barclays U.S. Corporate High Yield Index

Average Annual Returns September 30, 2023	1 Year	5 Year	10 Year
Barings Corporate Investors	34.29%	8.66%	10.15%
Bloomberg Barclays U.S. Corporate High Yield Index	10.28%	2.96%	4.24%
Data for Barings Corporate Investors (the “Trust”) represents returns based on the change in the Trust’s market price assuming the reinvestment of all dividends and distributions. Past performance is no guarantee of future results.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on distributions from the Trust or the sale of shares.

Barings Corporate Investors
In July 2017, the head of the U.K. Financial Conduct Authority (the “FCA”), announced that the FCA will no longer persuade or compel banks to submit rates for the calculation of LIBOR after 2021. In March 2021, the FCA confirmed that all LIBOR settings will either cease to be provided by any administrator or no longer be representative: (a) immediately after December 31, 2021, in the case of sterling, euro, Swiss franc, and Japanese yen, and the one week and two month U.S. dollar settings; and (b) immediately after June 30, 2023, in the case of the remaining U.S. dollar settings. In addition, as a result of supervisory guidance from U.S. regulators, some U.S. regulated entities will cease to enter into new LIBOR contracts after January 1, 2022. At this time, no consensus exists as to what rate or rates will become accepted alternatives to LIBOR, although the Alternative Reference Rates Committee, a steering committee convened by the Board of Governors of the Federal Reserve System and the Federal Reserve Bank of New York and comprised of large U.S. financial institutions, has recommended the use of the Secured Overnight Financing Rate, SOFR. There are many uncertainties regarding a transition from LIBOR to SOFR or any other alternative benchmark rate that may be established, including, but not limited to, the timing of any such transition, the need to amend all contracts with LIBOR as the referenced rate and, given the inherent differences between LIBOR and SOFR or any other alternative benchmark rate, how any transition may impact the cost and performance of impacted securities, variable rate debt and derivative financial instruments. In addition, SOFR or another alternative benchmark rate may fail to gain market acceptance, which could adversely affect the return on, value of and market for securities, variable rate debt and derivative financial instruments linked to such rates. The effects of a transition from LIBOR to SOFR or any other alternative benchmark rate on our cost of capital and net investment income cannot yet be determined definitively. All of our loan agreements with our portfolio companies include fallback language in the event that LIBOR becomes unavailable. This language generally either includes a clearly defined alternative reference rate after LIBOR’s discontinuation or provides that the administrative agent may identify a replacement reference rate, typically with the consent of (or prior consultation with) the borrower. In certain cases, the administrative agent will be required to obtain the consent of either a majority of the lenders under the facility, or the consent of each lender, prior to identifying a replacement reference rate. In addition, any further changes or reforms to the determination or supervision of LIBOR may result in a sudden or prolonged increase or decrease in reported LIBOR, which could have an adverse impact on the market value for or value of any LIBOR-linked securities, loans, and other financial obligations or extensions of credit held by or due to us and could have a material adverse effect on our business, financial condition and results of operations.

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES Barings Corporate Investors
September 30, 2023
(Unaudited)

Assets:
Investments (See Consolidated Schedule of Investments)
Corporate restricted securities - private placement investments at fair value	$355,009,453
(Cost - $ 338,424,657)
Corporate restricted securities - rule 144A securities at fair value	10,773,191
(Cost - $ 11,412,247)
Corporate public securities at fair value	6,238,614
(Cost - $ 7,125,286)

Total investments (Cost - $ 356,962,190)	372,021,258
Cash	9,723,773
Foreign currencies (Cost - $ 14,922)	13,954
Dividend and interest receivable	5,855,559
Receivable for investments sold	305,949
Deferred financing fees	47,803
Other assets	223,892
Total assets	388,192,188

Liabilities:
Note payable	30,000,000
Credit facility	10,000,000
Investment advisory fee payable	1,081,085
Deferred tax liability	756,134
Interest payable	172,611
Accrued expenses	235,067
Total liabilities	42,244,897
Commitments and Contingencies (See Note 7)
Total net assets	$345,947,291
Net Assets:
Common shares, par value $1.00 per share	$20,261,719
Additional paid-in capital	277,870,328
Total distributable earnings	47,815,244
Total net assets	$345,947,291
Common shares issued and outstanding (28,054,782 authorized)	20,261,719
Net asset value per share	$17.07

See Notes to Consolidated Financial Statements 6

CONSOLIDATED STATEMENT OF OPERATIONS Barings Corporate Investors
For the nine months ended September 30, 2023
(Unaudited)

Investment Income:
Interest	$30,524,198
Dividends	76,053
Other	332,728
Total investment income	30,932,979
Expenses:
Investment advisory fees	3,220,036
Interest and other financing fees	1,552,248
Trustees’ fees and expenses	307,800
Professional fees	335,297
Reports to shareholders	207,000
Custodian fees	25,200
Other	75,916
Total expenses	5,723,497
Investment income - net	25,209,482
Income tax, including excise tax benefit	(42,636)
Net investment income after taxes	25,252,118
Net realized and unrealized gain on investments and foreign currency:
Net realized loss on investments before taxes	(1,923,904)
Income tax expense	(3,990)
Net realized gain on investments after taxes	(1,927,894)
Net increase in unrealized appreciation of investments before taxes	4,530,239
Net increase in unrealized appreciation of foreign currency translation before taxes	30
Net decrease in deferred income tax expense	29,451
Net increase in unrealized appreciation of investments and foreign currency transactions after taxes	4,559,720
Net gain on investments and foreign currency	2,631,826
Net increase in net assets resulting from operations	$27,883,944

See Notes to Consolidated Financial Statements 7

CONSOLIDATED STATEMENT OF CASH FLOWS Barings Corporate Investors
For the nine months ended September 30, 2023
(Unaudited)

Net decrease in cash & foreign currencies:
Cash flows from operating activities:
Purchases of portfolio securities	(35,241,807)
Proceeds from disposition of portfolio securities	36,649,092
Interest, dividends and other income received	26,498,305
Interest expenses paid	(1,569,848)
Operating expenses paid	(3,970,253)
Income taxes paid	(611,355)
Net cash provided by operating activities	21,754,134
Cash flows from financing activities:
Repayments under credit facility	(6,000,000)
Cash dividends paid from net investment income	(19,248,633)
Financing fees paid	6,337
Net cash used for financing activities	(25,242,296)
Net decrease in cash & foreign currencies	(3,488,162)
Cash & foreign currencies - beginning of period	13,225,859
Effects of foreign currency exchange rate changes on cash and cash equivalents	30
Cash & foreign currencies - end of period	$9,737,727
Reconciliation of net increase in net assets to net cash provided by operating activities:
Net increase in net assets resulting from operations	$27,883,944
Increase in investments	(4,898,692)
Increase in interest receivable	(771,992)
Decrease in receivable for investments sold	72,701
Increase in other assets	(35,741)
Decrease in tax payable	(650,000)
Decrease in deferred tax liability	(29,452)
Increase in investment advisory fee payable	44,714
Decrease in interest payable	(17,600)
Increase in accrued expenses	156,282
Total adjustments to net assets from operations	(6,129,780)
Effects of foreign currency exchange rate changes on cash and cash equivalents	(30)
Net cash provided by operating activities	$21,754,134

See Notes to Consolidated Financial Statements 8

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS Barings Corporate Investors

	For the nine months ended 09/30/2023 (Unaudited)	For the year ended 12/31/2022
Increase / (decrease) in net assets:
Operations:
Investment income - net	$25,252,118	$20,841,812
Net realized gain / (loss) on investments and foreign currency after taxes	(1,927,894)	(689,783)
Net change in unrealized appreciation / (depreciation) of investments and foreign currency after taxes	4,559,720	(5,887,481)

Net increase in net assets resulting from operations	27,883,944	14,264,548

Dividends to shareholders from:
Net investment income	(13,575,352)	(17,814,328)
Net realized gains	—	(2,852,625)

Total increase / (decrease) in net assets	14,308,592	(6,402,405)

Net assets, beginning of period/year	331,638,699	338,041,104

Net assets, end of period/year	$345,947,291	$331,638,699

See Notes to Consolidated Financial Statements 9

CONSOLIDATED SELECTED FINANCIAL HIGHLIGHTS Barings Corporate Investors

Selected data for each share of beneficial interest outstanding:

	For the nine months ended 09/30/2023 (Unaudited)	For the years ended December 31,
		2022	2021	2020	2019	2018
Net asset value: Beginning of period / year	$16.37	$16.68	$15.04	$15.24	$14.50	$15.22
Net investment income (a)	1.25	1.03	0.93	1.20	1.11	1.21
Net realized and unrealized gain / (loss) on investments	0.12	(0.32)	1.67	(0.44)	0.82	(0.73)
Total from investment operations	1.37	0.71	2.60	0.76	1.93	0.48
Dividends from net investment income to common shareholders	(0.67)	(0.88)	(0.96)	(0.96)	(1.20)	(1.20)
Dividends from realized gain on investments to common shareholders	—	(0.14)	—	—	—	—
Increase from dividends reinvested	—	—	—	—	0.01	—
Total dividends	(0.67)	(1.02)	(0.96)	(0.96)	(1.19)	(1.20)
Net asset value: End of period / year	$17.07	$16.37	$16.68	$15.04	$15.24	$14.50
Per share market value: End of period / year	$15.94	$13.96	$15.98	$13.18	$16.86	$14.70
Total investment return
Net asset value (b)	8.46%	4.34%	17.57%	5.36%	13.71%	3.17%
Market value (b)	19.56%	(5.66%)	29.13%	(15.95%)	23.77%	4.54%
Net assets (in millions): End of period / year	$345.95	$331.64	$338.04	$304.68	$308.25	$291.24
Ratio of total expenses to average net assets (c)	2.23% (d)	2.33%	2.78%	1.53%	2.33%	2.87%
Ratio of operating expenses to average net assets	1.64% (d)	1.58%	1.61%	1.54%	1.57%	1.71%
Ratio of interest expense to average net assets	0.61% (d)	0.51%	0.33%	0.35%	0.35%	0.35%
Ratio of income tax expense to average net assets	(0.02%) (d)	0.24%	0.84%	(0.36)%	0.42%	0.81%
Ratio of net investment income to average net assets	9.92% (d)	6.17%	5.84%	8.17%	7.41%	8.00%
Portfolio turnover	10%	12%	45%	33%	21%	48%
(a)    Calculated using average shares.
(b)    Net asset value return represents portfolio returns based on change in the Trust’s net asset value assuming the reinvestment of all dividends and distributions which differs from the total investment return based on the Trust’s market value due to the difference distributions which differs from the total investment return based on the Trust’s market value due to the difference between the Trust’s net asset value and the market value of its shares outstanding; past performance is no guarantee of future results.
(c)    Total expenses include income tax expense.
(d)    Annualized.

	For the nine months ended 09/30/2023 (Unaudited)	For the years ended December 31,
Senior borrowings:		2022	2021	2020	2019	2018
Total principal amount (in millions)	$40	$46	$38	$30	$30	$30
Asset coverage per $1,000 of indebtedness	$9,649	$8,210	$9,896	$11,156	$11,275	$10,708

See Notes to Consolidated Financial Statements 10

Consolidated Schedule of Investments Barings Corporate Investors
September 30, 2023
(Unaudited)

Corporate Restricted Securities - 105.73%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 102.62%: (C)

1WorldSync, Inc.
A product information sharing platform that connects manufacturers/suppliers and key retailers via the Global Data Synchronization Network.
10.41% Term Loan due 06/24/2025 (SOFR + 4.750%)	$4,849,179	*	$4,817,868	$4,764,317
* 07/01/19 and 12/09/20.

Accurus Aerospace
A supplier of highly engineered metallic parts, kits and assemblies, and processing services.
11.27% First Term Loan due 03/31/2028 (SOFR + 5.750%) (G)	$974,063	04/05/22	935,643	891,099
Limited Liability Company Unit (B)	17,505 uts.	12/01/22	17,505	15,342
			953,148	906,441
Advanced Manufacturing Enterprises LLC
A designer and manufacturer of large, custom gearing products for a number of critical customer applications.
Limited Liability Company Unit (B)	4,669 uts.	*	498,983	—
* 12/07/12, 07/11/13 and 06/30/15.

Advantage Software
A provider of enterprise resource planning (ERP) software built for advertising and marketing agencies.
Limited Liability Company Unit Class A (B) (F)	1,556 uts.	10/01/21	50,720	131,844
Limited Liability Company Unit Class A (B) (F)	401 uts.	10/01/21	13,103	34,004
Limited Liability Company Unit Class B (B) (F)	1,556 uts.	10/01/21	1,630	—
Limited Liability Company Unit Class B (B) (F)	401 uts.	10/01/21	420	—
			65,873	165,848
Aero Accessories
A fuel system, hydraulic, pneumatic and power generation system aftermarket services provider.
10.87% Term Loan due 11/01/2029 (SOFR + 5.500%) (G)	$496,875	11/01/22	402,742	413,542

AIT Worldwide Logistics, Inc.
A provider of domestic and international third-party logistics services.
12.91% Second Lien Term Loan due 03/31/2029 (SOFR + 7.500%)	$3,387,097	04/06/21	3,334,569	3,305,806
Limited Liability Company Unit (B)	113 uts.	04/06/21	112,903	174,117
			3,447,472	3,479,923
Americo Chemical Products
A provider of customized specialty chemical solutions and services for pretreatment of metal surfaces and related applications.
10.83% First Lien Term Loan due 04/28/2029 (SOFR + 5.500%) (G)	$1,278,491	04/28/23	999,244	1,001,468
Limited Liability Company Unit (B) (F)	46,734 uts.	04/28/23	46,734	44,865
			1,045,978	1,046,333

See Notes to Consolidated Financial Statements 11

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
September 30, 2023
(Unaudited)

Corporate Restricted Securities - 105.73%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 102.62%: (C)

AMS Holding LLC
A leading multi-channel direct marketer of high-value collectible coins and proprietary-branded jewelry and watches.
Limited Liability Company Unit Class A Preferred (B) (F)	273 uts.	10/04/12	$272,727	$332,582

Amtech Software
A provider of enterprise resource planning software and technology solutions for packaging manufacturers.
11.37% First Lien Term Loan due 11/02/2027 (SOFR + 6.000%) (G)	$1,980,909	11/02/21	1,463,003	1,472,172

Applied Aerospace Structures Corp.
A leading provider of specialized large-scale composite and metal-bonded structures for platforms in the aircraft, space, and land/sea end markets.
11.91% Term Loan due 11/22/2028 (SOFR + 6.500%) (G)	$480,726	12/01/22	403,796	404,953
Limited Liability Company Common Unit (B)	18 uts.	12/01/22	18,000	16,574
			421,796	421,527
ASC Communications, LLC (Becker's Healthcare)
An operator of trade shows and controlled circulation publications targeting the healthcare market.
10.16% Term Loan due 07/15/2027 (SOFR + 4.850%) (G)	$835,671	07/15/22	780,153	782,308
Limited Liability Company Unit (B) (F)	1,070 uts.	07/15/22	22,442	29,011
			802,595	811,319
ASC Holdings, Inc.
A manufacturer of capital equipment used by corrugated box manufacturers.
13.00% (1.00% PIK) Senior Subordinated Note due 12/31/2024	$1,839,936	11/19/15	1,839,776	1,681,701
Limited Liability Company Unit (B)	225,300 uts.	11/18/15	225,300	60,831
			2,065,076	1,742,532
Audio Precision
A provider of high-end audio test and measurement sensing instrumentation software and accessories.
10.65% Term Loan due 10/31/2024 (SOFR + 5.000%)	$3,629,000	10/30/18	3,615,888	3,614,215

Aurora Parts & Accessories LLC (d.b.a Hoosier)
A distributor of aftermarket over-the-road semi-trailer parts and accessories sold to customers across North America.
Preferred Stock (B)	425 shs.	08/17/15	424,875	425,300
Common Stock (B)	425 shs.	08/17/15	425	572,479
			425,300	997,779
BBB Industries LLC
A supplier of remanufactured and new parts to the North American automotive aftermarket.
14.31% Second Lien Term Loan due 07/25/2030 (SOFR + 9.000%)	$909,091	07/25/22	878,084	910,000
Limited Liability Company Unit (B)	91 uts.	07/25/22	91,000	99,682
			969,084	1,009,682

See Notes to Consolidated Financial Statements 12

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
September 30, 2023
(Unaudited)

Corporate Restricted Securities - 105.73%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 102.62%: (C)

Best Lawyers (Azalea Investment Holdings, LLC)
A global digital media company that provides ranking and marketing services to the legal community.
10.68% First Lien Term Loan due 11/19/2027 (SOFR + 5.250%) (G)	$2,784,822	11/30/21	$2,221,244	$2,238,162
12.00% HoldCo PIK Note due 05/19/2028	$729,694	11/30/21	721,272	704,884
Limited Liability Company Unit (B)	89,744 uts.	11/30/21	89,743	106,023
			3,032,259	3,049,069
Blue Wave Products, Inc.
A distributor of pool supplies.
Common Stock (B)	114,894 shs.	10/12/12	114,894	183,830
Warrant, exercisable until 2022, to purchase common stock at $.01 per share (B)	45,486 shs.	10/12/12	45,486	72,323
			160,380	256,153
Bridger Aerospace
A provider of comprehensive solutions to combat wildfires in the United States including fire suppression, air attack and unmanned aircraft systems.
Series C Convertible Preferred Equity (7.00% PIK)	365 shs.	07/18/22	374,340	384,871

BrightSign
A provider of digital signage hardware and software solutions, serving a variety of end markets, including retail, restaurants, government, sports, and entertainment.
11.15% Term Loan due 10/14/2027 (SOFR + 5.750%) (G)	$2,923,942	10/14/21	2,811,145	2,719,751
Limited Liability Company Unit (B) (F)	232,701 uts.	10/14/21	232,701	195,469
			3,043,846	2,915,220
Brown Machine LLC
A designer and manufacturer of thermoforming equipment used in the production of plastic packaging containers within the food and beverage industry.
11.17% Term Loan due 10/04/2024 (SOFR + 5.750%)	$1,683,308	10/03/18	1,679,260	1,649,642

Cadence, Inc.
A full-service contract manufacturer (“CMO”) and supplier of advanced products, technologies, and services to medical device, life science, and industrial companies.
10.52% First Lien Term Loan due 04/30/2025 (SOFR + 5.000%)	$2,172,370	05/14/18	2,158,029	2,078,958

CAi Software
A vendor of mission-critical, production-oriented software to niche manufacturing and distribution sectors.
11.90% Term Loan due 12/10/2028 (SOFR + 6.250%) (G)	$4,932,072	12/13/21	4,387,313	4,130,131

Cash Flow Management
A software provider that integrates core banking systems with branch technology and creates modern retail banking experiences for financial institutions.
11.65% Term Loan due 12/27/2027 (SOFR + 6.000%) (G)	$1,942,001	12/28/21	1,765,293	1,761,409
Limited Liability Company Unit (B) (F)	48,032 uts.	07/22/22	50,662	76,602
			1,815,955	1,838,011

See Notes to Consolidated Financial Statements 13

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
September 30, 2023
(Unaudited)

Corporate Restricted Securities - 105.73%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 102.62%: (C)

CJS Global
A janitorial services provider focused on high end restaurants in NYC, Florida, and Texas.
11.19% Term Loan due 03/10/2029 (SOFR + 5.750%) (G)	$1,690,909	03/20/23	$1,159,867	$1,164,257
Limited Liability Company Unit (B)	606,358 uts.		293,969	410,479
			1,453,836	1,574,736
Cleaver-Brooks, Inc.
A manufacturer of full suite boiler room solutions.
11.17% Term Loan due 07/14/2028 (SOFR + 5.750%) (G)	$1,172,565	07/18/22	1,015,436	1,029,481
11.00% HoldCo PIK Note due 07/14/2029	$205,213	07/18/22	201,873	202,442
			1,217,309	1,231,923
CloudWave
A provider of managed cloud hosting and IT services for hospitals.
11.39% Term Loan due 01/04/2027 (SOFR + 5.500%)	$3,302,419	01/29/21	3,261,181	3,294,163
Limited Liability Company Unit (B) (F)	112,903 uts.	01/29/21	112,903	210,587
			3,374,084	3,504,750
Cogency Global
A provider of statutory representation and compliance services for corporate and professional services clients.
11.06% Term Loan due 12/28/2027 (SOFR + 5.750%) (G)	$1,852,083	02/14/22	1,659,800	1,640,477
11.22% Incremental Term Loan due 02/14/2028 (SOFR + 5.750%)	$1,587,834	*	1,548,396	1,548,139
Preferred Stock (B)	66 shs.	02/14/22	72,216	116,413
* 12/30/22 and 09/13/23.			3,280,412	3,305,029
Command Alkon
A vertical-market software and technology provider to the heavy building materials industry delivering purpose-built, mission critical products that serve as the core operating & production systems for ready-mix concrete producers, asphalt producers, and aggregate suppliers.
12.07% Term Loan due 04/17/2027 (SOFR + 6.750%)	$4,103,062	*	4,039,477	4,055,991
Limited Liability Company Unit B (B)	13,449 uts.	04/23/20	—	89,909
* 04/23/20, 10/30/20 and 11/18/20.			4,039,477	4,145,900

Compass Precision
A manufacturer of custom metal precision components.
11.00% (1.00% PIK) Senior Subordinated Note due 10/16/2025	$2,656,578	04/15/22	2,625,884	2,574,224
Limited Liability Company Unit (B) (F)	322,599 uts.	04/19/22	875,000	978,092
			3,500,884	3,552,316

Comply365
A provider of proprietary enterprise SaaS and mobile solutions for content management and document distribution in highly regulated industries, including Aviation and Rail.
10.34% First Term Loan due 04/19/2028 (SOFR + 5.000%) (G)	$1,432,312	04/15/22	1,300,836	1,307,835

See Notes to Consolidated Financial Statements 14

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
September 30, 2023
(Unaudited)

Corporate Restricted Securities - 105.73%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 102.62%: (C)

Concept Machine Tool Sales, LLC
A full-service distributor of high-end machine tools and metrology equipment, exclusively representing a variety of global manufacturers in the Upper Midwest.
10.27% Term Loan due 01/31/2025 (SOFR + 5.000%)	$1,211,151	01/30/20	$1,204,741	$1,092,458
10.68% Incremental Term Loan due 01/31/2027 (SOFR + 5.000%)	$161,044	09/14/23	157,867	157,823
Limited Liability Company Unit (B) (F)	3,497 uts.	*	140,032	48,177
* 01/30/2020, 03/05/21 and 09/14/23.			1,502,640	1,298,458

CTS Engines
A provider of maintenance, repair and overhaul services within the aerospace & defense market.
10.64% Term Loan due 12/22/2026 (SOFR + 5.250%)	$2,838,798	12/22/20	2,808,258	2,818,926

DataServ
A managed IT services provider serving Ohio’s state, local, and education (“SLED”) market (79% of FY21 Revenue), as well as small and medium-sized businesses (“SMB”, 8%) and enterprise clients (13%).
11.36% First Lien Term Loan due 09/30/2028 (SOFR + 6.000%) (G)	$476,908	11/02/22	371,746	373,282
Preferred Stock (B)	19,231 shs.	11/02/22	19,231	19,231
			390,977	392,513
Decks Direct
An eCommerce direct-to-consumer seller of specialty residential decking products in the United States.
11.67% Term Loan due 12/28/2026 (SOFR + 6.250%) (G)	$3,072,604	12/29/21	2,191,290	2,155,173
11.57% Incremental Term Loan due 12/28/2026 (SOFR + 6.250%)	243,257	07/31/23	237,478	237,175
Common Stock (B)	4,483 shs.	12/29/21	190,909	142,441
			2,619,677	2,534,789
Del Real LLC
A manufacturer and distributor of fully-prepared fresh refrigerated Hispanic entrees as well as side dishes that are typically sold on a heat-and-serve basis at retail grocers.
Limited Liability Company Unit (B) (F)	748,287 uts.	*	748,548	628,561
* 10/07/16, 07/25/18, 03/13/19 and 06/17/19.

DistroKid (IVP XII DKCo-Invest,LP)
A subscription-based music distribution platform that allows artists to easily distribute, promote, and monetize their music across digital service providers, such as Spotify and Apple Music.
11.04% Term Loan due 09/30/2027 (SOFR + 5.500%)	$3,284,043	10/01/21	3,240,255	3,262,088
Limited Liability Company Unit (B) (F)	148,791 uts.	10/01/21	148,936	153,527
			3,389,191	3,415,615
Dwyer Instruments, Inc.
A designer and manufacturer of precision measurement and control products for use with solids, liquids and gases.
11.15% First Lien Term Loan due 07/01/2027 (SOFR + 5.750%) (G)	$3,467,011	07/20/21	3,117,981	3,123,876

See Notes to Consolidated Financial Statements 15

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
September 30, 2023
(Unaudited)

Corporate Restricted Securities - 105.73%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 102.62%: (C)

Echo Logistics
A provider of tech-enabled freight brokerage across various modes including Truckload, Less-than-Truckload, Parcel, and Intermodal, as well as managed (contracted) transportation services.
13.42% Second Lien Term Loan due 11/05/2029 (SOFR + 7.000%)	$3,407,080	11/22/21	$3,361,286	$3,332,124
Limited Liability Company Unit (B)	93 uts.	11/22/21	92,920	100,799
			3,454,206	3,432,923
EFC International
A St. Louis-based global distributor (40% of revenue ex-US) of branded, highly engineered fasteners and specialty components.
11.00% (2.5% PIK) Term Loan due 02/28/2030	$1,939,396	03/01/23	1,886,534	1,892,473
Limited Liability Company Unit (B) (F)	410 uts.	03/01/23	576,923	660,411
			2,463,457	2,552,884
EFI Productivity Software
A provider of ERP software solutions purpose-built for the print and packaging industry.
11.16% Term Loan due 12/30/2027 (SOFR + 5.500%) (G)	$1,967,555	12/30/21	1,830,181	1,841,642

Electric Power Systems International, Inc.
A provider of electrical testing services for apparatus equipment and protection & controls infrastructure.
11.29% Term Loan due 04/19/2028 (SOFR + 5.750%)	$2,453,747	04/19/21	2,421,849	2,382,588

Elite Sportswear Holding, LLC
A designer and manufacturer of gymnastics, competitive cheerleading and swimwear apparel in the U.S. and internationally.
Limited Liability Company Unit (B) (F)	2,471,843 uts.	10/14/16	324,074	98,874

Ellkay
A provider of data interoperability solutions for labs, hospitals and healthcare providers.
11.77% Term Loan due 09/14/2027 (SOFR + 6.250%)	$1,442,556	09/14/21	1,423,463	1,345,905

English Color & Supply LLC
A distributor of aftermarket automotive paint and related products to collision repair shops, auto dealerships and fleet customers through a network of stores in the Southern U.S.
12.00% (1.00% PIK) Senior Subordinated Note due 12/29/2025	$2,783,723	06/30/17	2,780,305	2,783,723
Limited Liability Company Unit (B) (F)	806,916 uts.	06/30/17	806,916	1,932,564
			3,587,221	4,716,287
ENTACT Environmental Services, Inc.
A provider of environmental remediation and geotechnical services for blue-chip companies with regulatory-driven liability enforcement needs.
10.99% Term Loan due 12/15/2025 (SOFR + 5.500%)	$2,008,397	02/09/21	1,999,251	1,968,229
11.07% Incremental Term Loan due 12/15/2025 (SOFR + 5.500%)	$331,603	9/1/2023	325,209	324,971
			2,324,460	2,293,200

See Notes to Consolidated Financial Statements 16

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
September 30, 2023
(Unaudited)

Corporate Restricted Securities - 105.73%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 102.62%: (C)

eShipping
An asset-life third party logistics Company that serves a broad variety of end markets and offers service across all major transportation modes.
10.32% Term Loan due 11/05/2027 (SOFR + 5.000%) (G)	$2,727,696	11/05/21	$2,030,481	$2,067,730

E.S.P. Associates, P.A.
A professional services firm providing engineering, surveying and planning services to infrastructure projects.
Limited Liability Company Unit (B)	684 uts.	*	741,480	836,469
* 06/29/18 and 12/29/20.

F G I Equity LLC
A manufacturer of a broad range of filters and related products that are used in commercial, light industrial, healthcare, gas turbine, nuclear, laboratory, clean room, hotel, educational system, and food processing settings.
Limited Liability Company Unit Class B-1 (B)	296,053 uts.	12/15/10	254,058	4,001,153

Five Star Holding, LLC
A fully integrated platform of specialty packaging brands that manufactures flexible packaging solutions.
12.75% Second Lien Term Loan due 04/27/2030 (SOFR + 7.250%)	$952,381	05/04/22	936,693	942,857
Limited Liability Company Common Unit (B) (F)	67 uts.	05/24/22	67,263	76,321
			1,003,956	1,019,178
Follett School Solutions
A provider of software for K-12 school libraries.
11.24% First Lien Term Loan due 07/09/2028 (SOFR + 5.750%)	$3,408,510	08/31/21	3,360,629	3,387,680
LP Units (B) (F)	1,787 uts.	08/30/21	17,865	22,197
LP Interest (B) (F)	406 uts.	08/30/21	4,063	5,049
			3,382,557	3,414,926
Fortis Payments, LLC
A payment service provider operating in the payments industry.
10.65% First Lien Term Loan due 05/31/2026 (SOFR + 5.250%) (G)	$992,877	10/31/22	892,607	904,905

FragilePAK
A provider of third-party logistics services focused on the full delivery life-cycle for big and bulky products.
11.44% Term Loan due 05/24/2027 (SOFR + 5.750%)	$2,138,281	05/21/21	2,102,494	2,129,728
Limited Liability Company Unit (B) (F)	219 uts.	05/21/21	218,750	203,260
			2,321,244	2,332,988
GD Dental Services LLC
A provider of convenient “onestop” general, specialty, and cosmetic dental services with 21 offices located throughout South and Central Florida.
Limited Liability Company Unit Preferred (B)	182 uts.	10/05/12	182,209	263,573
Limited Liability Company Unit Common (B)	1,840 uts.	10/05/12	1,840	—
			184,049	263,573

See Notes to Consolidated Financial Statements 17

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
September 30, 2023
(Unaudited)

Corporate Restricted Securities - 105.73%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 102.62%: (C)

gloProfessional Holdings, Inc.
A marketer and distributor of premium mineral-based cosmetics, cosmeceuticals and professional hair care products to the professional spa and physician’s office channels.
Preferred Stock (B)	1,559 shs.	03/29/19	$1,559,055	$2,085,217
Common Stock (B)	2,835 shs.	03/27/13	283,465	1,165
			1,842,520	2,086,382
GraphPad Software, Inc.
A provider of data analysis, statistics and graphing software solution for scientific research applications, with a focus on the life sciences and academic end-markets.
11.65% Term Loan due 04/27/2027 (SOFR + 6.000%)	$4,773,967	*	4,737,544	4,719,067
11.15% Term Loan due 04/27/2027 (SOFR + 5.500%)	$98,197	04/27/21	97,028	96,478
Preferred Stock (B) (F)	7,474 shs.	04/27/21	206,294	164,512
* 12/19/17 and 04/16/19.			5,040,866	4,980,057

Handi Quilter Holding Company (Premier Needle Arts)
A designer and manufacturer of long-arm quilting machines and related components for the consumer quilting market.
Limited Liability Company Unit Preferred (B)	754 uts.	*	754,061	278,086
Limited Liability Company Unit Common Class A (B)	7,541 uts.	12/19/14	—	—
* 12/19/14 and 04/29/16.			754,061	278,086

Heartland Veterinary Partners
A veterinary support organization that provides a comprehensive set of general veterinary services as well as ancillary services such as boarding and grooming.
11.00% Opco PIK Note due 11/09/2028	$4,267,365	11/17/21	4,205,634	3,738,212

HemaSource, Inc.
A technology-enabled distributor of consumable medical products to plasma collection centers.
11.42% Term Loan due 08/31/2029 (SOFR + 6.000%) (G)	2,182,405	08/31/23	1,708,622	1,707,850
Limited Liability Company Unit (B)	23,529 uts.		23,529	23,529
			1,732,151	1,731,379

HHI Group, LLC
A developer, marketer, and distributor of hobby-grade radio control products.
Limited Liability Company Unit (B) (F)	203 uts.	01/17/14	203,125	365,400

Home Care Assistance, LLC
A provider of private pay non-medical home care assistance services.
10.47% Term Loan due 03/30/2027 (SOFR + 5.000%)	$1,740,652	03/26/21	1,720,378	1,594,437

See Notes to Consolidated Financial Statements 18

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
September 30, 2023
(Unaudited)

Corporate Restricted Securities - 105.73%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 102.62%: (C)

HOP Entertainment LLC
A provider of post production equipment and services to producers of television shows and motion pictures.
Limited Liability Company Unit Class F (B) (F)	89 uts.	10/14/11	$—	$—
Limited Liability Company Unit Class G (B) (F)	215 uts.	10/14/11	—	—
Limited Liability Company Unit Class H (B) (F)	89 uts.	10/14/11	—	—
Limited Liability Company Unit Class I (B) (F)	89 uts.	10/14/11	—	—
			—	—
HTI Technology & Industries Inc.
A designer and manufacturer of powered motion solutions to industrial customers.
14.02% Term Loan due 07/07/2025 (SOFR + 8.500%) (G)	$1,488,409	07/27/22	1,134,117	1,147,500
14.02% Term Loan due 07/27/2025 (SOFR + 8.500%)	$504,795	02/15/23	493,518	504,795
			1,627,635	1,652,295
Illumifin
A leading provider of third-party administrator (“TPA”) services and software for life and annuity insurance providers.
12.58% Term Loan due 02/04/2028 (SOFR + 1.000% Cash, 5.000% PIK)	$812,004	04/05/22	800,150	634,175

IM Analytics Holdings, LLC (d.b.a. Noise & Vibration)
A provider of test and measurement equipment used for vibration, noise, and shock testing.
12.10% Term Loan due 11/22/2023 (SOFR + 6.500%)	$906,072	11/21/19	905,731	892,481
Warrant, exercisable until 2026, to purchase common stock at $.01 per share (B)	18,488 shs.	11/25/19	—	—
			905,731	892,481
i-Sight
A provider of SaaS internal investigation case management software utilized by Human Resources, Compliance, and Corporate Security departments.
10.12% Term Loan due 03/31/2027 (SOFR + 7.640%)	$745,823	04/15/22	737,934	727,177
Limited Liability Company Unit (B)	117,762 uts.	04/15/22	117,762	111,285
			855,696	838,462
JF Petroleum Group
A provider of repair, maintenance, installation and projection management services to the US fueling infrastructure industry.
10.97% Term Loan due 04/20/2026 (SOFR + 5.500%)	$1,396,300	05/04/21	1,374,598	1,371,166

Jones Fish
A provider of lake management services, fish stocking and pond aeration sales and services.
11.05% First Lien Term Loan due 12/20/2027 (SOFR + 5.500%) (G)	$3,119,996	02/28/22	2,142,547	2,116,094
11.33% Term Loan due 02/28/2029 (SOFR + 5.850%)	548,524	03/16/23	533,573	534,810
10.88% Incremental Term Loan due 02/28/2028 (SOFR + 5.500%)	407,503	04/28/23	398,061	397,315
Common Stock (B) (F)	802 shs.	02/28/22	83,943	174,041
			3,158,124	3,222,260

See Notes to Consolidated Financial Statements 19

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
September 30, 2023
(Unaudited)

Corporate Restricted Securities - 105.73%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 102.62%: (C)

Kano Laboratories LLC
A producer of industrial strength penetrating oils and lubricants.
10.48% Term Loan due 09/30/2026 (SOFR + 5.000%) (G)	$2,559,490	11/18/20	$1,711,117	$1,718,444
10.48% First Lien Term Loan due 10/31/2027 (SOFR + 5.000%) (G)	$829,953	11/08/21	489,809	495,029
Limited Liability Company Unit Class (B)	41 uts.	11/19/20	41,109	45,819
			2,242,035	2,259,292
Kings III
A provider of emergency phones and monitoring services.
10.92% First Lien Term Loan due 07/07/2028 (SOFR + 5.500%) (G)	$994,457	08/31/22	798,669	802,324

LeadsOnline
A nationwide provider of data, technology and intelligence tools used by law enforcement agencies, investigators, and businesses.
11.40% Term Loan due 12/23/2027 (SOFR + 5.750%) (G)	$3,447,307	02/07/22	2,948,304	2,905,593
Limited Liability Company Unit (B) (F)	14,291 uts.	02/07/22	14,802	32,210
			2,963,106	2,937,803
LYNX Franchising
A global franchisor of B2B services including commercial janitorial services, shared office space solutions, and textile and electronics restoration services.
11.90% Term Loan due 12/18/2026 (SOFR + 6.250%)	$4,899,650	*	4,844,835	4,860,181
* 12/22/2020 and 09/09/2021

Magnolia Wash Holdings (Express Wash Acquisition Company, LLC)
An express car wash consolidator primarily in the Southeastern US.
12.01% Term Loan due 07/08/2028 (SOFR + 6.500%) (G)	$1,110,515	07/14/22	1,073,565	1,076,840

Marshall Excelsior Co.
A designer, manufacturer and supplier of mission critical, highly engineered flow control products used in the transportation, storage and consumption of liquified petroleum gas, liquified anhydrous ammonia, refined industrial and cryogenic gases.
10.81% First Lien Term Loan due 02/18/2028 (SOFR + 5.500%) (G)	$1,303,198	02/24/22	1,230,828	1,215,642

Master Cutlery LLC
A designer and marketer of a wide assortment of knives and swords.
13.00% Senior Subordinated Note due 07/20/2023 (D)	$1,736,205	04/17/15	1,735,164	—
Limited Liability Company Unit (B)	9 uts.	04/17/15	1,356,658	—
			3,091,822	—
Media Recovery, Inc.
A global manufacturer and developer of shock, temperature, vibration, and other condition indicators and monitors for in-transit and storage applications.
11.65% First Lien Term Loan due 11/22/2025 (SOFR + 6.000%)	$998,611	11/25/19	991,329	979,637

See Notes to Consolidated Financial Statements 20

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
September 30, 2023
(Unaudited)

Corporate Restricted Securities - 105.73%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 102.62%: (C)

MES Partners, Inc.
An industrial service business offering an array of cleaning and environmental services to the Gulf Coast region of the U.S.
Preferred Stock Series A (B)	62,748 shs.	07/25/19	$25,184	$—
Preferred Stock Series C (B)	2,587 shs.	09/22/20	927,966	824,599
Common Stock Class B (B)	526,019 shs.	*	495,405	—
Warrant, exercisable until 2030, to purchase common stock at $.01 per share (B)	713,980 shs.	09/22/20	—	—
* 09/30/14 and 02/28/18.			1,448,555	824,599

MNS Engineers, Inc.
A consulting firm that provides civil engineering, construction management and land surveying services.
10.93% First Lien Term Loan due 07/30/2027 (SOFR + 5.500%)	$2,358,000	08/09/21	2,327,715	2,350,926
Limited Liability Company Unit (B)	200,000 uts.	08/09/21	200,000	186,969
			2,527,715	2,537,895
Mobile Pro Systems
A manufacturer of creative mobile surveillance systems for real-time monitoring in nearly any environment.
10.00% Second Lien Term Loan due 06/23/2027	$1,191,688	06/27/22	1,176,189	1,177,851
Common Stock (B) (F)	8,235 uts.	06/27/22	823,529	1,005,076
			1,999,718	2,182,927
Music Reports, Inc.
An administrator of comprehensive offering of rights and royalties solutions for music and cue sheet copyrights to music and entertainment customers.
11.53% Incremental Term Loan due 08/21/2026 (SOFR + 6.000%)	$1,630,439	11/05/21	1,610,781	1,618,513
11.53% Term Loan due 08/21/2026 (SOFR + 6.000%)	$1,141,668	08/25/20	1,127,866	1,133,317
			2,738,647	2,751,830
Narda-MITEQ (JFL-Narda Partners, LLC)
A manufacturer of radio frequency and microwave components and assemblies.
10.40% First Lien Term Loan due 11/30/2027 (SOFR + 5.000%)	$1,141,928	12/06/21	1,128,018	1,133,639
10.40% Incremental Term Loan due 12/06/2027 (SOFR + 5.000%) (G)	$2,138,203	12/28/21	1,686,915	1,697,704
Limited Liability Company Unit Class A Preferred (B)	1,614 uts.	12/06/21	161,392	184,745
Limited Liability Company Unit Class B Common (B)	179 uts.	12/06/21	17,932	43,134
			2,994,257	3,059,222
Navia Benefit Solutions, Inc.
A third-party administrator of employee-directed healthcare benefits.
10.57% Term Loan due 02/01/2026 (SOFR + 5.250%)	$2,339,106	02/10/21	2,316,145	2,310,149
7.57% Incremental Term Loan due 02/01/2027 (SOFR + 2.250%)	$1,050,048	11/14/22	1,029,681	1,031,477
			3,345,826	3,341,626

See Notes to Consolidated Financial Statements 21

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
September 30, 2023
(Unaudited)

Corporate Restricted Securities - 105.73%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 102.62%: (C)

Net at Work
An SMB-focused IT service provider specializing in software sales, implementation, managed services and hosting services.
11.16% Term Loan due 09/13/2029 (SOFR + 5.750%) (G)	$3,446,970	9/13/2023	$2,035,746	$2,035,038
Limited Liability Company Unit (B) (F)	66,152 uts.	9/13/2023	66,152	66,152
			2,101,898	2,101,190
Newforma
A leader in Project Information Management software for the construction industry.
11.90% Term Loan due 04/02/2029 (SOFR + 6.500%) (G)	$1,860,714	03/31/23	$1,644,751	$1,649,373
Limited Liability Company Unit (B)	203,181 uts.	08/15/23	209,327	209,276
			1,854,078	1,858,649
Northstar Recycling
A managed service provider for waste and recycling services, primarily targeting food and beverage end markets.
10.05% Term Loan due 09/30/2027 (SOFR + 4.750%)	$1,531,844	10/01/21	1,511,415	1,519,675

Office Ally (OA TOPCO, LP)
A provider of medical claims clearinghouse software to office-based physician providers and healthcare insurance payers.
10.82% Term Loan due 12/10/2028 (SOFR + 5.750%) (G)	$1,945,100	12/20/21	1,649,877	1,658,356
10.82% Term Loan due 12/20/2028 (SOFR + 5.750%)	$224,473	04/29/22	220,935	222,108
Limited Liability Company Unit (B)	42,184 uts.	09/29/17	42,184	59,479
			1,912,996	1,939,943
Omega Holdings
A distributor of aftermarket automotive air conditioning products.
10.31% Term Loan due 03/31/2029 (SOFR + 5.000%) (G)	$1,333,792	03/31/22	944,957	878,946

Omni Logistics, LLC
A specialty freight forwarding business specifically targeting the semiconductor, media, technology and healthcare end markets.
10.40% Term Loan due 12/30/2026 (SOFR + 5.000%)	$3,421,556	12/30/20	3,365,993	3,402,738

Options Technology Ltd
A provider of vertically focused financial technology managed services and IT infrastructure products for the financial services industry.
10.40% Term Loan due 12/18/2025 (SOFR + 4.750%)	$3,243,453	12/23/19	3,219,272	3,220,088

PANOS Brands LLC
A marketer and distributor of branded consumer foods in the specialty, natural, better-for-you, “free from” healthy and gluten-free categories.
12.00% (1.00% PIK) Senior Subordinated Note due 12/29/2025 (D)	$3,859,494	02/17/17	3,255,328	3,828,618
Common Stock Class A (B)	772,121 shs.	*	772,121	806,866
* 01/29/16 and 02/17/17.			4,027,449	4,635,484

See Notes to Consolidated Financial Statements 22

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
September 30, 2023
(Unaudited)

Corporate Restricted Securities - 105.73%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 102.62%: (C)

PB Holdings LLC
A designer, manufacturer and installer of maintenance and repair parts and equipment for industrial customers.
10.97% Term Loan due 02/28/2024 (SOFR + 5.250%)	$1,453,414	03/06/19	$1,446,492	$1,399,638

Pearl Holding Group
A managing general agent that originates, underwrites, and administers non-standard auto insurance policies for carriers in Florida.
11.27% First Lien Term Loan due 12/16/2026 (SOFR + 6.000%)	$3,723,466	12/20/21	3,659,877	3,655,699
Warrant - Class A, to purchase common stock at $.01 per share (B)	1,874 uts.	12/22/21	—	37,630
Warrant - Class B, to purchase common stock at $.01 per share (B)	633 uts.	12/22/21	—	12,711
Warrant - Class CC, to purchase common stock at $.01 per share (B)	65 uts.	12/22/21	—	—
Warrant - Class D, to purchase common stock at $.01 per share (B)	181 uts.	12/22/21	—	3,634
			3,659,877	3,709,674
Pegasus Transtech Corporation
A provider of end-to-end document, driver and logistics management solutions, which enable its customers (carriers, brokers, and drivers) to operate more efficiently, reduce manual overhead, enhance compliance, and shorten cash conversion cycles.
11.40% Term Loan due 11/17/2024 (SOFR + 6.000%)	$2,941,849	11/14/17	2,929,946	2,907,663
11.40% Term Loan due 08/31/2026 (SOFR + 6.000%)	$593,695	09/29/20	583,450	586,796
			3,513,396	3,494,459
Polara (VSC Polara LLC)
A manufacturer of pedestrian traffic management and safety systems, including accessible pedestrian signals, “push to walk” buttons, and related “traffic” control units.
10.15% First Lien Term Loan due 12/03/2027 (SOFR + 4.750%) (G)	$1,885,449	12/03/21	1,641,126	1,645,952
Limited Liability Company Unit (B) (F)	2,963 uts.	12/03/21	296,343	481,215
			1,937,469	2,127,167
Polytex Holdings LLC
A manufacturer of water based inks and related products serving primarily the wall covering market.
13.90% (7.90% PIK) Senior Subordinated Note due 12/31/2024 (D)	$4,616,030	07/31/14	2,159,212	881,662
Limited Liability Company Unit (B)	300,485 uts.	07/31/14	300,485	—
Limited Liability Company Unit Class F (B)	75,022 uts.	*	50,322	—
* 09/28/17 and 02/15/18.			2,510,019	881,662

Portfolio Group
A provider of professional finance and insurance products to automobile dealerships, delivering a suite of offerings that supplement earnings derived from vehicle transactions.
11.40% First Lien Term Loan due 12/02/2025 (SOFR + 6.000%) (G)	$2,939,475.00	11/15/21	2,592,731	2,527,472

See Notes to Consolidated Financial Statements 23

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
September 30, 2023
(Unaudited)

Corporate Restricted Securities - 105.73%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 102.62%: (C)

PPC Event Services
A special event equipment rental business.
Preferred Stock Series P-1 (B)	144 shs.	07/21/20	$—	$183,715
Common Stock (B)	346,824 shs.	07/21/20	—	296,534
Limited Liability Company Unit (B)	7,000 uts.	11/20/14	350,000	5,985
Limited Liability Company Unit Series A-1 (B)	689 uts.	03/16/16	86,067	589
			436,067	486,823
Process Insights Acquisition, Inc.
A designer and assembler of highly engineered, mission critical instruments and sensors that provide compositional analyses to measure contaminants and impurities within gases and liquids.
11.63% Term Loan due 06/30/2029 (SOFR + 6.250%) (G)	$1,710,323	07/18/23	1,211,428	1,209,565
Limited Liability Company Unit (B)	66 uts.		66,000	66,000
			1,277,428	1,275,565
ProfitOptics
A software development and consulting company that delivers solutions via its proprietary software development platform, Catalyst.
11.47% Term Loan due 02/15/2028 (SOFR + 5.750%) (G)	$1,698,387	03/15/22	1,440,944	1,447,447
8.00% Senior Subordinated Note due 02/15/2029	$64,516	03/15/22	64,516	57,355
Limited Liability Company Unit (B)	193,548 uts.	03/15/22	129,032	145,930
			1,634,492	1,650,732
Randy's Worldwide
A designer and distributor of automotive aftermarket parts serving the repair/replacement, off-road and racing/performance segments.
11.89% First Lien Term Loan due 10/31/2028 (SOFR + 6.500%) (G)	$485,384	11/01/22	329,571	331,788
Limited Liability Company Unit Class A (B)	133 uts.	12/01/22	13,300	14,108
			342,871	345,896
Recovery Point Systems, Inc.
A provider of IT infrastructure, colocation and cloud based resiliency services.
11.42% Term Loan due 07/31/2026 (SOFR + 6.000%)	$2,737,884	08/12/20	2,711,742	2,737,884
Limited Liability Company Unit (B) (F)	44,803 uts.	03/05/21	44,803	29,924
			2,756,545	2,767,808
RedSail Technologies
A provider of pharmacy management software solutions for independent pharmacies and long-term care facilities.
10.15% Term Loan due 10/27/2026 (SOFR + 4.750%)	$3,173,557	12/09/20	3,126,016	3,167,210

ReelCraft Industries, Inc.
A designer and manufacturer of heavy-duty reels for diversified industrial, mobile equipment OEM, auto aftermarket, government/military and other end markets.
Limited Liability Company Unit Class B (B)	595,745 uts.	11/13/17	374,731	1,721,703

See Notes to Consolidated Financial Statements 24

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
September 30, 2023
(Unaudited)

Corporate Restricted Securities - 105.73%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 102.62%: (C)

Renovation Brands (Renovation Parent Holdings, LLC)
A portfolio of seven proprietary brands that sell various home improvement products primarily through the e-Commerce channel.
10.99% Term Loan due 08/16/2027 (SOFR + 5.500%)	$1,907,767	11/15/21	$1,875,630	$1,669,296
Limited Liability Company Unit (B)	78,947 uts.	09/29/17	78,948	26,053
			1,954,578	1,695,349
Resonetics, LLC
A provider of laser micro-machining manufacturing services for medical device and diagnostic companies.
12.66% Second Lien Term Loan due 04/28/2029 (SOFR + 7.000%)	$3,500,000	04/28/21	3,451,225	3,391,500
12.66% Incremental Second Lien Term Loan due 04/28/2029	$1,120,000	11/15/21	1,103,239	1,085,280
			4,554,464	4,476,780
REVSpring, Inc.
A provider of accounts receivable management and revenue cycle management services to customers in the healthcare, financial and utility industries.
13.90% Second Lien Term Loan due 10/11/2026	$3,500,000	10/11/18	3,460,257	3,500,000

RoadOne IntermodaLogistics
A provider of intermodal logistics and solutions including drayage (moving containers at port/rail locations), dedicated trucking services, warehousing, storage, and transloading (unloading, storing, and repackaging freight), among other services.
11.11% First Lien Term Loan due 12/30/2028 (SOFR + 6.250%) (G)	$1,491,870	12/30/22	1,071,719	1,103,271

Rock-it Cargo
A provider of specialized international logistics solutions to the music touring, performing arts, live events, fine art and specialty industries.
10.12% Term Loan due 06/22/2024	$4,939,037	07/30/18	4,922,468	4,843,342

Rock Labor
A provider of live entertainment event labor in the United States.
13.08% Term Loan due 09/14/2029 (SOFR + 7.750%) (G)	$840,663	09/14/23	695,543	695,347
Limited Liability Company Unit (B) (F)	$25,455		136,294	136,184
			831,837	831,531
ROI Solutions
Call center outsourcing and end user engagement services provider.
10.44% Term Loan due 07/31/2024	$1,162,709	07/31/18	1,159,473	1,162,709

RPX Corp
A provider of subscription services that help member companies mitigate the risk of patent disputes and reduce the cost of patent litigation.
10.82% Term Loan due 10/23/2025 (SOFR + 5.500%)	$4,433,711	*	4,389,279	4,400,643
* 10/22/20 and 09/28/21.

See Notes to Consolidated Financial Statements 25

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
September 30, 2023
(Unaudited)

Corporate Restricted Securities - 105.73%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 102.62%: (C)

Ruffalo Noel Levitz
A provider of enrollment management, student retention and career services, and fundraising management for colleges and universities.
8.40% Term Loan due 05/29/2024 (SOFR + 3.000%)	$2,543,446	01/08/19	$2,532,899	$2,441,708

Safety Products Holdings, Inc.
A manufacturer of highly engineered safety cutting tools.
11.57% Term Loan due 12/15/2026 (SOFR + 6.000%)	$3,352,801	12/15/20	3,312,464	3,235,453
Common Stock (B)	60 shs.	12/16/20	60,667	70,971
			3,373,131	3,306,424
Sandvine Corporation
A provider of active network intelligence solutions.
13.41% Second Lien Term Loan due 11/02/2026	$3,500,000	11/01/18	3,466,222	3,220,000

Sara Lee Frozen Foods
A provider of frozen bakery products, desserts and sweet baked goods.
10.02% First Lien Term Loan due 07/30/2025	$3,674,036	07/27/18	3,652,440	3,446,246

SBP Holding LP
A specialty product distribution platform which provides mission-critical products, services, and technical expertise across industrial rubber and fluid power segments.
12.15% Term Loan due 01/31/2028 (SOFR + 6.750%) (G)	$1,493,835	03/27/23	1,261,616	1,265,209

Scaled Agile, Inc.
A provider of training and certifications for IT professionals focused on software development.
10.99% Term Loan due 12/15/2027 (SOFR + 5.500%) (G)	$3,462,995	12/16/21	2,477,909	2,459,786

SEKO Worldwide, LLC
A third-party logistics provider of ground, ocean, air and home delivery forwarding services.
10.18% Term Loan due 12/30/2026 (SOFR + 4.750%)	$3,413,389	12/30/20	3,366,238	3,373,693

Smart Bear
A provider of web-based tools for software development, testing and monitoring.
12.97% Second Lien Term Loan due 11/10/2028	$3,500,000	03/02/21	3,434,131	3,440,500

Smartling, Inc.
A provider in SaaS-based translation management systems and related translation services.
11.07% Term Loan due 10/26/2027 (SOFR + 5.750%) (G)	$3,447,500	11/03/21	3,194,560	3,216,528

smartShift Technologies
A provider of technology-enabled services for the SAP ERP ecosystem.
11.66% Term Loan due 09/30/2029 (SOFR + 6.250%) (G)	$3,109,122	09/01/23	1,958,026	1,956,277
Common Stock (B)	58 shs.	09/01/23	58,000	58,000
			2,016,026	2,014,277
See Notes to Consolidated Financial Statements 26

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
September 30, 2023
(Unaudited)

Corporate Restricted Securities - 105.73%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 102.62%: (C)

Specified Air Solutions (dba Madison Indoor Air Solutions)
A manufacturer and distributor of heating, dehumidification and other air quality solutions.
Limited Liability Company Unit (B)	1,474,759 uts.	02/20/19	$4,663,773	$22,261,485

Springbrook Software
A provider of vertical-market enterprise resource planning software and payments platforms focused on the local government end-market.
11.15% Term Loan due 12/20/2026 (SOFR + 5.750%)	$2,715,521	12/23/19	2,693,610	2,679,968
11.90% Incremental Term Loan due 12/23/2026 (SOFR + 6.500%)	$752,538	12/28/22	740,351	752,538
			3,433,961	3,432,506
Stackline
An e-commerce data company that tracks products sold through online retailers.
7.75% Holdco PIK Note due 07/30/2028	$4,188,242	07/29/21	4,141,128	4,083,536
Common Stock (B)	2,720 shs.	07/30/21	85,374	117,871
			4,226,502	4,201,407
Standard Elevator Systems
A scaled manufacturer of elevator components combining four elevator companies, Standard Elevator Systems, EMI Porta, Texacone, and ZZIPCO.
11.45% First Lien Term Loan due 12/02/2027 (SOFR + 5.750%) (G)	$3,465,433	12/02/21	2,419,459	2,159,213

Stratus Unlimited
A nationwide provider of brand implementation services, including exterior and interior signage, refresh and remodel, and facility maintenance and repair.
10.97% Term Loan due 06/08/2027 (SOFR + 5.500%) (G)	$1,867,804	07/02/21	1,726,896	1,741,825
Limited Liability Company Unit (B)	149 uts.	06/30/21	149,332	165,862
			1,876,228	1,907,687
Sunvair Aerospace Group Inc.
An aerospace maintenance, repair, and overhaul provider servicing landing gears on narrow body aircraft.
12.75% (1.00% PIK) Senior Subordinated Note due 07/31/2025	$4,162,945	*	4,136,826	4,160,493
Preferred Stock Series A (B)	58 shs.	12/21/20	144,411	178,953
Common Stock (B)	139 shs.	**	213,007	689,745
* 07/31/15 and 12/21/20.			4,494,244	5,029,191
** 07/31/15 and 11/08/17.

Syntax Systems Ltd.
A cloud management service provider.
11.17% Term Loan due 10/14/2028 (SOFR + 5.750%) (G)	$1,971,777	10/28/21	1,503,672	1,464,511

See Notes to Consolidated Financial Statements 27

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
September 30, 2023
(Unaudited)

Corporate Restricted Securities - 105.73%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 102.62%: (C)

Tank Holding
A manufacturer of proprietary rotational molded polyethylene and steel storage tanks and containers.
11.17% Term Loan due 03/31/2028 (SOFR + 5.750%) (G)	$988,045	03/31/22	$961,928	$954,878
11.42% Incremental Term Loan due 03/31/2028 (SOFR + 6.000%) (G)	$453,336	05/22/23	304,247	310,057
			1,266,175	1,264,935
Team Air (Swifty Holdings LLC)
A leading HVAC wholesale distributor headquartered in Nashville, Tennessee.
12.00% Senior Subordinated Note due 05/02/2030	$2,100,000	05/25/23	2,060,138	2,062,620
Limited Liability Company Unit (B) (F)	1,400,000 uts.	05/25/23	1,400,000	1,402,724
			3,460,138	3,465,344
Tencarva Machinery Company
A distributor of mission critical, engineered equipment, replacement parts and services in the industrial and municipal end-markets.
10.65% Term Loan due 12/20/2027 (SOFR + 5.000%) (G)	$4,055,382	12/20/21	$3,386,374	$3,407,376

Terrybear
A designer and wholesaler of cremation urns and memorial products for people and pets.
10.00% (4.00% PIK) Term Loan due 04/27/2028	$1,899,215	04/29/22	1,871,841	1,847,935
Limited Liability Company Unit (B) (F)	170,513 uts.	04/29/22	1,671,026	984,712
			3,542,867	2,832,647
The Caprock Group (aka TA/TCG Holdings, LLC)
A wealth manager focused on ultra-high-net-worth individuals, who have $25-30 million of investable assets on average.
12.88% Holdco PIK Note due 10/21/2028	$2,434,110	10/28/21	2,400,295	2,416,620
9.65% Term Loan due 12/15/2027 (SOFR + 4.250%) (G)	$1,162,811	12/21/21	200,885	216,482
			2,601,180	2,633,102
The Hilb Group, LLC
An insurance brokerage platform that offers insurance and benefits programs to middle-market companies throughout the Eastern seaboard.
11.17% Term Loan due 12/02/2026 (SOFR + 5.750%)	$3,399,291	*	3,360,137	3,365,455
* 12/02/19 and 12/10/20.

The Octave Music Group, Inc. (fka TouchTunes)
A global provider of digital music and media and introduced the play-for-play digital jukebox in 1998.
12.89% Second Lien Term Loan due 03/31/2030 (SOFR + 7.500%)	$948,718	04/01/22	933,303	939,213
Limited Liability Company Unit (B)	51,282 uts.	04/01/22	51,282	91,795
			984,585	1,031,008
Therma-Stor Holdings LLC
A designer and manufacturer of dehumidifiers and water damage restoration equipment for residential and commercial applications.
Limited Liability Company Unit (B)	39,963 uts.	11/30/17	—	27,633

See Notes to Consolidated Financial Statements 28

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
September 30, 2023
(Unaudited)

Corporate Restricted Securities - 105.73%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 102.62%: (C)

Transit Technologies LLC
A software platform for the transportation market that offers end-to-end software solutions focused on operations, fleet management and telematics services.
9.84% Term Loan due 02/10/2025 (SOFR + 4.750%)	$1,623,627	02/13/20	$1,615,869	$1,623,627

Trident Maritime Systems
A leading provider of turnkey marine vessel systems and solutions for government and commercial new ship construction as well as repair, refurbishment, and retrofit markets worldwide.
11.00% Unitranche Term Loan due 02/19/2026 (SOFR + 5.500%)	$3,421,160	02/25/21	3,387,167	3,092,728

Trintech, Inc.
An international provider of core, cloud-based financial close software.
11.82% Term Loan due 07/25/2029 (SOFR + 6.500%) (G)	$3,500,000	07/25/23	3,219,686	3,216,429

Truck-Lite
A leading provider of harsh environment LED safety lighting, electronics, filtration systems, and telematics for a wide range of commercial vehicles, specialty vehicles, final mile delivery vehicles, off-road/off-highway, marine, and other adjacent harsh environment markets.
11.69% Term Loan due 12/02/2026 (SOFR + 6.250%)	$4,408,382	*	4,364,479	4,356,951
11.79% First Lien Term Loan due 04/28/2029 (SOFR + 6.250%)	$507,479	11/15/21	501,070	501,558
* 12/13/2019 and 11/15/2021.			4,865,549	4,858,509

Trystar, Inc.
A niche manufacturer of temporary power distribution products for the power rental, industrial, commercial utility and back-up emergency markets.
Limited Liability Company Unit (B) (F)	115 uts.	09/28/18	124,682	311,921

Turnberry Solutions, Inc.
A provider of technology consulting services.
11.45% Term Loan due 07/30/2026 (SOFR + 6.000%)	$3,321,704	07/29/21	3,284,121	3,290,209

U.S. Legal Support, Inc.
A provider of court reporting, record retrieval and other legal supplemental services.
11.07% Term Loan due 11/12/2024 (SOFR + 5.900%)	$4,258,094	*	4,241,481	4,198,481
* 11/29/18 and 03/25/19.

UroGPO, LLC
A group purchasing organization that connects pharmaceutical companies with urology practices to facilitate the purchase of pharmaceutical drugs for discounted prices.
11.20% Term Loan due 12/15/2026 (SOFR + 5.750%)	$4,566,667	12/14/20	4,517,853	4,511,867

See Notes to Consolidated Financial Statements 29

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
September 30, 2023
(Unaudited)

Corporate Restricted Securities - 105.73%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 102.62%: (C)

VitalSource
A provider of digital fulfillment software for the higher education sector.
10.91% Term Loan due 06/01/2028 (SOFR + 5.500%)	$3,333,333	06/01/21	$3,288,880	$3,330,000
Limited Liability Company Unit (B) (F)	3,837 uts.	06/01/21	38,367	69,598
			3,327,247	3,399,598
VP Holding Company
A provider of school transportation services for special-needs and homeless children in Massachusetts and Connecticut.
10.82% First Lien Term Loan due 05/22/2024 (SOFR + 5.500%)	$4,408,741	05/17/18	4,399,328	4,227,983

Warner Pacific Insurance Services
A wholesale insurance broker focused on employee benefits.
11.73% Term Loan due 12/27/2027 (SOFR + 6.250%) (G)	$1,785,868	08/01/23	858,571	857,217

Westminster Acquisition LLC
A manufacturer of premium, all-natural oyster cracker products sold under the Westminster and Olde Cape Cod brands.
Limited Liability Company Unit (B) (F)	751,212 uts.	08/03/15	751,212	214,095

Whitcraft Holdings, Inc.
A leading supplier of highly engineered components for commercial and military aircraft engines.
12.34% First Lien Term Loan due 02/15/2029 (SOFR + 7.000%) (G)	$1,933,337	02/15/23	1,612,550	1,615,390
Limited Liability Company Unit (B)	8,412 uts.	02/15/23	84,116	84,032
			1,696,666	1,699,422
Wolf-Gordon, Inc.
A designer and specialty distributor of wallcoverings and related building products, including textiles, paint, and writeable surfaces.
Common Stock (B)	318 shs.	01/22/16	126,157	586,064

Woodland Foods, Inc.
A provider of specialty dry ingredients such as herbs & spices, rice & grains, mushrooms & truffles, chilies, and other ingredients to customers within the industrial, foodservice, and retail end-markets.
11.32% Term Loan due 11/30/2027 (SOFR + 5.900%) (G)	$2,471,975	12/01/21	2,252,307	2,106,190
Limited Liability Company Unit (B) (F)	303 uts.	09/29/17	303,379	197,342
			2,555,686	2,303,532
World 50, Inc.
A provider of exclusive peer-to-peer networks for C-suite executives at leading corporations.
10.35% Term Loan due 12/31/2025 (SOFR + 4.750%)	$2,457,352	01/09/20	2,433,999	2,442,608
10.65% Term Loan due 01/10/2026 (SOFR + 5.250%)	$582,664	09/21/20	575,152	577,549
			3,009,151	3,020,157

Worldwide Electric Corporation
See Notes to Consolidated Financial Statements 30

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
September 30, 2023
(Unaudited)

Corporate Restricted Securities - 105.73%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 102.62%: (C)

Develops, produces, and distributes electric motors, gear reducers, motor controls, generators, and frequency converters.
11.39% Term Loan due 10/03/2029 (SOFR + 6.000%) (G)	$1,985,590	10/03/22	$1,424,380	$1,463,851

Ziyad
An end-to-end importer, brand manager, value-added processor, and distributor of Middle Eastern and Mediterranean foods.
11.54% First Lien Term Loan due 02/09/2028 (SOFR + 4.750%) (G)	$2,067,744	02/09/22	1,692,112	1,675,635
11.54% Incremental Term Loan due 02/09/2028 (SOFR + 6.000%) (G)	1,335,367	08/31/23	564,025	563,451
Limited Liability Company Unit (B) (F)	65uts.	02/09/22	65,036	65,330
			2,321,173	2,304,416

Total Private Placement Investments (E)			$338,424,657	$355,009,453
See Notes to Consolidated Financial Statements 31

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
September 30, 2023
(Unaudited)

Corporate Restricted Securities - 105.73%: (A)	Interest Rate	Maturity Date	Principal Amount	Cost	Market Value

Rule 144A Securities - 3.11%: (H)

Bonds - 3.11%
American Airlines Inc.	11.750	07/15/2025	$1,000,000	$995,908	$1,074,993
AOC, LLC	6.625	10/15/2029	140,000	124,495	116,396
Carriage Purchaser Inc.	7.875	10/15/2029	1,250,000	972,085	948,138
Coronado Finance Pty Ltd.	10.750	05/15/2026	437,000	432,159	452,306
County of Gallatin MT	11.500	09/01/2027	680,000	680,000	710,629
CSC Holdings LLC	5.000	11/15/2031	1,250,000	1,059,949	669,971
CVR Energy Inc.	5.750	02/15/2028	1,000,000	939,114	904,998
Frontier Communications	8.750	05/15/2030	387,000	387,000	367,447
Neptune Energy Bondco PLC	6.625	05/15/2025	1,000,000	994,739	990,500
New Enterprise Stone & Lime Co Inc.	9.750	07/15/2028	1,000,000	964,600	987,500
Prime Security Services, LLC	6.250	01/15/2028	1,200,000	1,106,672	1,111,401
Scientific Games Holdings LP	6.625	03/01/2030	960,000	960,000	828,000
Terrier Media Buyer, Inc.	8.875	12/15/2027	825,000	798,702	645,744
Verscend Holding Corp.	9.750	08/15/2026	965,000	996,824	965,168
Total Bonds				11,412,247	10,773,191

Common Stock - 0.00%
TherOX, Inc. (B)			6 shs	—	—
Touchstone Health Partnership (B)			1,168 shs	—	—
Total Common Stock				—	—

Total Rule 144A Securities				$11,412,247	$10,773,191

Total Corporate Restricted Securities				$349,836,904	$365,782,644

See Notes to Consolidated Financial Statements 32

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
September 30, 2023
(Unaudited)

Corporate Public Securities - 1.81%: (A)	LIBOR Spread	Interest Rate	Maturity Date	Principal Amount	Cost	Market Value

Bank Loans - 1.34%
Alpine US Bidco LLC	9.000	14.439	04/28/29	$1,270,956	$1,244,195	$1,201,053
Edelman Financial Services	6.750	12.181	06/08/26	258,914	258,460	257,943
Front Line Power Construction LLC (G)	12.500	18.138	11/01/28	526,159	473,895	509,517
Magenta Buyer LLC	8.250	13.881	05/03/29	1,006,667	998,737	463,067
STS Operating, Inc.	8.000	13.416	04/25/26	1,000,000	1,010,000	940,000
Syncsort Incorporated	7.250	12.863	04/23/29	444,444	442,044	397,938
Wastequip, LLC	7.750	13.166	02/27/26	1,000,000	993,816	855,000
Total Bank Loans					5,421,147	4,624,518

Bonds - 0.47%
Genesis Energy, L.P.		6.500	10/01/25	675,000	659,884	663,399
Triumph Group, Inc.		7.750	08/15/25	1,000,000	1,002,606	950,000
Total Bonds					1,662,490	1,613,399

Common Stock - 0.00%
Chase Packaging Corporation (B)				9,541 shs	—	354
Orbital Energy Group Inc.				2,250 shs	41,649	343
Total Common Stock					41,649	697

Total Corporate Public Securities					$7,125,286	$6,238,614

Total Investments		107.54%			$356,962,190	$372,021,258
Other Assets		4.67				16,170,930
Liabilities		(12.21)				(42,244,897)
Total Net Assets		100.00%				$345,947,291
(A)    In each of the convertible note, warrant, convertible preferred and common stock investments, the issuer has agreed to provide certain registration rights.
(B)    Non-income producing security.
(C)    Security valued at fair value using methods determined in good faith by or under the direction of the Board of Trustees.
(D)    Defaulted security; interest not accrued.
(E)    Illiquid securities. As of September 30, 2023, the value of these securities amounted to $355,009,453 or 102.62% of net assets.
(F)    Held in CI Subsidiary Trust.
(G)    A portion of these securities contain unfunded commitments. As of September 30, 2023, total unfunded commitments amounted to $21,970,782 and had unrealized depreciation of $(178,618) or (0.05)% of net assets. See Note 7.
(H)    Security exempt from registration under Rule 144a of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers.
PIK    - Payment-in-kind

See Notes to Consolidated Financial Statements 33

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
September 30, 2023
(Unaudited)

Industry Classification:	Fair Value/ Market Value

AEROSPACE & DEFENSE - 6.54%
Accurus Aerospace	$906,441
Applied Aerospace Structures Corp.	421,527
Bridger Aerospace	1,095,500
Compass Precision	3,552,316
CTS Engines	2,818,926
Narda-MITEQ (JFL-Narda Partners, LLC)	3,059,222
Sunvair Aerospace Group Inc.	5,029,191
Trident Maritime Systems	3,092,728
Triumph Group, Inc.	950,000
Whitcraft Holdings, Inc.	1,699,422
22,625,273
AIRLINES - 1.42%
Aero Accessories	413,542
American Airlines Inc.	1,074,993
Echo Logistics	3,432,923
4,921,458
AUTOMOTIVE - 4.84%
Aurora Parts & Accessories LLC (d.b.a Hoosier)	997,779
BBB Industries LLC - DBA (GC EOS Buyer Inc.)	1,009,682
EFC International	2,552,884
English Color & Supply LLC	4,716,287
JF Petroleum Group	1,371,166
Omega Holdings	878,946
Randy's Worldwide	345,896
Truck-Lite	4,858,509
16,731,149
BROKERAGE, ASSET MANAGERS & EXCHANGES - 1.73%
The Caprock Group	2,633,102
The Hilb Group, LLC	3,365,455
5,998,557
BUILDING MATERIALS - 1.19%
Decks Direct, LLC	2,534,789
New Enterprise Stone & Lime Co Inc.	987,500
Wolf-Gordon, Inc.	586,064
4,108,353
CABLE & SATELLITE - 0.19%
CSC Holdings LLC	669,971

Industry Classification:	Fair Value/ Market Value

CHEMICALS - 1.21%
Americo Chemical Products	$1,046,333
Kano Laboratories LLC	2,259,292
Polytex Holdings LLC	881,662
4,187,287
CONSTRUCTION MACHINERY - 0.00%
Front Line Power	343

CONSUMER CYCLICAL SERVICES - 5.55%
CJS Global	1,574,736
LYNX Franchising	4,860,181
Magnolia Wash Holdings (Express Wash Acquisition Company, LLC)	1,076,840
Mobile Pro Systems	2,182,927
PPC Event Services	486,823
Prime Security Services, LLC	1,111,401
ROI Solutions	1,162,709
Team Air (Swifty Holdings LLC)	3,465,344
Turnberry Solutions, Inc.	3,290,209
19,211,170
CONSUMER PRODUCTS - 3.23%
AMS Holding LLC	332,582
Blue Wave Products, Inc.	256,153
Elite Sportswear Holding, LLC	98,874
gloProfessional Holdings, Inc.	2,086,382
Handi Quilter Holding Company (Premier Needle Arts)	278,086
HHI Group, LLC	365,400
Jones Fish	3,222,260
Renovation Brands (Renovation Parent Holdings, LLC)	1,695,349
Terrybear	2,832,647
11,167,733
DIVERSIFIED MANUFACTURING - 7.03%
AOC, LLC	116,396
F G I Equity LLC	4,001,153
HTI Technology & Industries Inc	1,652,295
MNS Engineers, Inc.	2,537,895
Process Insights Acquisition, Inc.	1,275,565
Reelcraft Industries, Inc.	1,721,703
Resonetics, LLC	4,476,780
Safety Products Holdings, Inc.	3,306,424
Standard Elevator Systems	2,159,213
Tank Holding	1,264,935
Therma-Stor Holdings LLC	27,633
Trystar, Inc.	311,921
See Notes to Consolidated Financial Statements 34

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
September 30, 2023
(Unaudited)

Industry Classification:	Fair Value/ Market Value

Worldwide Electric Corporation	1,463,851
24,315,764
ELECTRIC - 1.59%
Dwyer Instruments, Inc.	3,123,876
Electric Power Systems International, Inc.	2,382,588
5,506,464
ENVIRONMENTAL - 1.45%
ENTACT Environmental Services, Inc.	2,293,200
Marshall Excelsior Co.	1,215,642
Northstar Recycling	1,519,675
5,028,517
FINANCIAL COMPANIES - 0.73%
Portfolio Group	2,527,472

FINANCIAL OTHER - 1.29%
Cogency Global	3,305,029
Edelman Financial Services	257,943
Fortis Payments, LLC	904,905
4,467,877
FOOD & BEVERAGE - 4.26%
Alpine US Bidco LLC	1,201,053
Del Real LLC	628,561
PANOS Brands LLC	4,635,484
Sara Lee Frozen Foods	3,446,246
Westminster Acquisition LLC	214,095
Woodland Foods, Inc.	2,303,532
Ziyad	2,304,416
14,733,387
GAMING - 0.24%
Scientific Games Holdings LP	828,000

HEALTHCARE - 7.32%
Cadence, Inc.	2,078,958
Ellkay	1,345,905
GD Dental Services LLC	263,573
Heartland Veterinary Partners	3,738,212
HemaSource, Inc.	1,731,379
Home Care Assistance, LLC	1,594,437
Illumifin	634,175
Navia Benefit Solutions, Inc.	3,341,626
Office Ally (OA TOPCO, LP)	1,939,943
RedSail Technologies	3,167,210
UroGPO, LLC	4,511,867
Verscend Holding Corp.	965,168
25,312,453

Industry Classification:	Fair Value/ Market Value

HEALTH INSURANCE - 0.25%
Warner Pacific Insurance Services	$857,217

INDEPENDENT - 0.29%
Neptune Energy Bondco PLC	990,500

INDUSTRIAL OTHER - 12.64%
Cleaver-Brooks, Inc.	1,231,923
Concept Machine Tool Sales, LLC	1,298,458
E.S.P. Associates, P.A.	836,469
Front Line Power Construction LLC	509,517
IM Analytics Holdings, LLC	892,481
Kings III	802,324
Media Recovery, Inc.	979,637
PB Holdings LLC	1,399,638
Polara	2,127,167
SBP Holding LP	1,265,209
Specified Air Solutions (dba Madison Indoor Air Solutions)	22,261,485
Stratus Unlimited	1,907,687
STS Operating, Inc.	940,000
Tencarva Machinery Company	3,407,376
Wastequip, LLC	855,000
World 50, Inc.	3,020,157
43,734,528
LOCAL AUTHORITY - 0.85%
LeadsOnline	2,937,803

MEDIA & ENTERTAINMENT - 3.63%
Advantage Software	165,848
ASC Communications, LLC (Becker's Healthcare)	811,319
BrightSign	2,915,220
DistroKid	3,415,615
Music Reports, Inc.	2,751,830
Rock Labor	831,531
Terrier Media Buyer, Inc.	645,744
The Octave Music Group, Inc. (fka TouchTunes)	1,031,008
12,568,115
METALS & MINING - 0.13%
Coronado Finance Pty Ltd.	452,306

MIDSTREAM - 0.20%
Genesis Energy, L.P.	663,399

See Notes to Consolidated Financial Statements 35

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
September 30, 2023
(Unaudited)

Industry Classification:	Fair Value/ Market Value

PACKAGING - 1.28%
ASC Holdings, Inc.	$1,742,532
Brown Machine LLC	1,649,642
Chase Packaging Corporation	354
Five Star Holding, LLC	1,019,178
4,411,706
PROPERTY AND CASUALTY - 1.07%
Pearl Holding Group	3,709,674

REFINING - 0.50%
CVR Energy Inc.	904,998
MES Partners, Inc.	824,599
1,729,597
TECHNOLOGY - 28.32%
1WorldSync, Inc.	4,764,317
Amtech Software	1,472,172
Audio Precision	3,614,215
Best Lawyers (Azalea Investment Holdings, LLC)	3,049,069
CAi Software	4,130,131
Cash Flow Management	1,838,011
CloudWave	3,504,750
Command Alkon	4,145,900
Comply365	1,307,835
DataServ	392,513
EFI Productivity Software	$1,841,642
Follett School Solutions	3,414,926
GraphPad Software, Inc.	4,980,057
i-Sight	838,462
Magenta Buyer LLC	463,067
Newforma	1,858,649
Net at Work	2,101,190
Options Technology Ltd	3,220,088
ProfitOptics	1,650,732
Recovery Point Systems, Inc.	2,767,808
REVSpring, Inc.	3,500,000

Industry Classification:	Fair Value/ Market Value

RPX Corp	4,400,643
Ruffalo Noel Levitz	2,441,708
Sandvine Corporation	3,220,000
Scaled Agile, Inc.	2,459,786
Smart Bear	3,440,500
Smartling, Inc.	3,216,528
smartShift Technologies	2,014,277
Springbrook Software	3,432,506
Stackline	4,201,407
Syncsort Incorporated	397,938
Syntax Systems Ltd.	1,464,511
Transit Technologies LLC	1,623,627
Trintech, Inc.	3,216,429
U.S. Legal Support, Inc.	4,198,481
VitalSource	3,399,598
97,983,473
TELECOM - WIRELINE INTEGRATED & SERVICES - 0.11%
Frontier Communications	367,447

TRANSPORTATION SERVICES - 8.46%
AIT Worldwide Logistics, Inc.	3,479,923
Carriage Purchaser Inc.	948,138
eShipping	2,067,730
FragilePAK	2,332,988
Omni Logistics, LLC	3,402,738
Pegasus Transtech Corporation	3,494,459
RoadOne IntermodaLogistics	1,103,271
Rock-it Cargo	4,843,342
SEKO Worldwide, LLC	3,373,693
VP Holding Company	4,227,983
29,274,265
Total Investments - 107.54%
(Cost - $356,962,190 )	$372,021,258

See Notes to Consolidated Financial Statements 36

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Barings Corporate Investors
(Unaudited)

1. History
Barings Corporate Investors (the “Trust”) commenced operations in 1971 as a Delaware corporation. Pursuant to an Agreement and Plan of Reorganization dated November 14, 1985, approved by shareholders, the Trust was reorganized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts, effective November 28, 1985.
The Trust is a diversified closed-end management investment company. Barings LLC (“Barings”), a wholly-owned indirect subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”), acts as its investment adviser. The Trust’s investment objective is to maintain a portfolio of securities providing a current yield and, when available, an opportunity for capital gains. The Trust’s principal investments are privately placed, below-investment grade, long-term debt obligations including bank loans and mezzanine debt instruments. Such direct placement securities may, in some cases, be accompanied by equity features such as common stock, preferred stock, warrants, conversion rights, or other equity features. The Trust typically purchases these investments, which are not publicly tradable, directly from their issuers in private placement transactions. These investments are typically made to small or middle market companies. In addition, the Trust may invest, subject to certain limitations, in marketable debt securities (including high yield and/or investment grade securities) and marketable common stocks. Below-investment grade or high yield securities have predominantly speculative characteristics with respect to the capacity of the issuer to pay interest and repay capital.
On January 27, 1998, the Board of Trustees authorized the formation of a wholly-owned subsidiary of the Trust (“CI Subsidiary Trust”) for the purpose of holding certain investments. The results of CI Subsidiary Trust are consolidated in the accompanying financial statements. Footnote 2.D below discusses the Federal tax consequences of the CI Subsidiary Trust.
2. Significant Accounting Policies
The following is a summary of significant accounting policies followed consistently by the Trust in the preparation of its consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).
The Trustees have determined that the Trust is an investment company in accordance with Accounting Standards Codification (“ASC”) 946, Financial Services – Investment Companies, for the purpose of financial reporting.
A. Fair Value Measurements:
Under U.S. GAAP, fair value represents the price that should be received to sell an asset (exit price) in an orderly transaction between willing market participants at the measurement date.
Determination of Fair Value
The determination of the fair value of the Trust’s investments is the responsibility of the Trust’s Board of Trustees (the “Trustees”). The Trustees have designated Barings as valuation designee to determine the fair value of the investments held by the Trust for which market quotations are not readily available. Barings has established a Pricing Committee which is responsible for setting the guidelines used in determining such fair values and ensuring that those guidelines are being followed. Barings considers all relevant factors that are reasonably available, through either public information or information directly available to Barings, when determining the fair value of a security. The consolidated financial statements include private placement restricted securities valued at $355,009,453 (102.62% of net assets) as of September 30, 2023, the values of which have been estimated by Barings based on the process described above in the absence of readily ascertainable market values. Due to the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.
Independent Valuation Process
The fair value of bank loans and equity investments that are unsyndicated or for which market quotations are not readily available, including middle-market bank loans, will be submitted to an independent provider to perform an independent valuation on those bank loans and equity investments as of the end of each quarter. Such bank loans and equity investments will be held at cost until such time as they are sent to the valuation provider for an initial valuation subject to override by the Adviser should it determine that there have been material changes in interest rates and/or the credit quality of the issuer. The independent valuation provider applies various methods (synthetic rating analysis, discounting cash flows, and re-underwriting analysis) to establish the rate of return a market participant would require (the “discount rate”) as of the valuation date, given market conditions, prevailing lending standards and the perceived credit quality of the issuer. Future expected cash flows for each investment are discounted back to present value using these discount rates in the discounted cash flow analysis. A range of value will be provided by the valuation provider and the Adviser will determine the point within that range that it will use in making valuation determinations. The Adviser will use its internal valuation

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Corporate Investors
(Unaudited)
model as a comparison point to validate the price range provided by the valuation provider. If the Advisers’ Pricing Committee disagrees with the price range provided, it may make a fair value determination that is outside of the range provided by the independent valuation provider, such determination to be reported to the Trustees in the Adviser’s quarterly reporting to the Board. In certain instances, the Trust may determine that it is not cost-effective, and as a result is not in the shareholders’ best interests, to request the independent valuation firm to perform the Procedures on certain investments. Such instances include, but are not limited to, situations where the fair value of the investment in the portfolio company is determined to be insignificant relative to the total investment portfolio.
Following is a description of valuation methodologies used for assets recorded at fair value:
Corporate Public Securities at Fair Value – Bank Loans, Corporate Bonds, Preferred Stocks and Common Stocks
The Trust uses external independent third-party pricing services to determine the fair values of its Corporate Public Securities. At September 30, 2023, 100% of the carrying value of these investments was from external pricing services. In the event that the primary pricing service does not provide a price, the Trust utilizes the pricing provided by a secondary pricing service.
Public debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust’s pricing services use multiple valuation techniques to determine fair value. In instances where significant market activity exists, the pricing services may utilize a market based approach through which quotes from market makers are used to determine fair value. In instances where significant market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal underlying prepayments, collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.
The Trust’s investments in bank loans are normally valued at the bid quotation obtained from dealers in loans by an independent pricing service in accordance with the Trust’s valuation policies and procedures approved by the Trustees.
 Public equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sales price of that day.
At least annually, Barings conducts reviews of the primary pricing vendors to validate that the inputs used in that vendors’ pricing process are deemed to be market observable as defined in the standard. While Barings is not provided access to proprietary models of the vendors, the reviews have included on-site walk-throughs of the pricing process, methodologies and control procedures for each asset class and level for which prices are provided. The reviews also include an examination of the underlying inputs and assumptions for a sample of individual securities across asset classes, credit rating levels and various durations. In addition, the pricing vendors have an established challenge process in place for all security valuations, which facilitates identification and resolution of prices that fall outside expected ranges. Barings believes that the prices received from the pricing vendors are representative of prices that would be received to sell the assets at the measurement date (exit prices) and are classified appropriately in the hierarchy.
Corporate Restricted Securities at Fair Value – Bank Loans, Corporate Bonds
The fair value of certain notes is determined using an internal model that discounts the anticipated cash flows of those notes using a specific discount rate. Changes to that discount rate are driven by changes in general interest rates, probabilities of default and credit adjustments. The discount rate used within the models to discount the future anticipated cash flows is considered a significant unobservable input. Increases/(decreases) in the discount rate would result in a (decrease)/increase to the notes’ fair value.
The fair value of certain distressed notes is based on an enterprise waterfall methodology which is discussed in the equity security valuation section below.
Corporate Restricted Securities at Fair Value – Common Stock, Preferred Stock and Partnerships & LLC’s
The fair value of equity securities is determined using an enterprise waterfall methodology. Under this methodology, the enterprise value of the company is first estimated and that value is then allocated to the company’s outstanding debt and equity securities based on the documented priority of each class of securities in the capital structure. Generally, the waterfall proceeds from senior debt, to senior and junior subordinated debt, to preferred stock, then finally common stock.
To estimate a company’s enterprise value, the company’s trailing twelve months earnings before interest, taxes, depreciation and amortization (“EBITDA”) is multiplied by a valuation multiple.
Both the company’s EBITDA and valuation multiple are considered significant unobservable inputs. Increases/ (decreases) to the company’s EBITDA and/or valuation multiple would result in increases/ (decreases) to the equity value.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Corporate Investors
(Unaudited)
Short-Term Securities
Short-term securities with more than sixty days to maturity are valued at fair value, using external independent third-party services. Short-term securities, of sufficient credit quality, having a maturity of sixty days or less are valued at amortized cost, which approximates fair value.
New Accounting Pronouncement
In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update 2020-04 (“ASU 2020-04”) “Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” This guidance provides optional expedients and exceptions for applying generally accepted accounting principles to contract modifications and hedging relationships, subject to meeting certain criteria, that reference LIBOR or another reference rate expected to be discontinued. ASU 2020-04 is effective for all entities as of March 12, 2020 through December 31, 2022. The Trust expects that the adoption of this guidance will not have a material impact on the Trust’s financial position, result of operations or cash flows.
 Fair Value Hierarchy
The Trust categorizes its investments measured at fair value in three levels, based on the inputs and assumptions used to determine fair value. These levels are as follows:
Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Trust’s own assumptions in determining the fair value of investments)
The following table summarizes the levels in the fair value hierarchy into which the Trust’s financial instruments are categorized as of September 30, 2023.
The fair values of the Trust’s investments disaggregated into the three levels of the fair value hierarchy based upon the lowest level of significant input used in the valuation as of September 30, 2023 are as follows:

Assets:	Total	Level 1	Level 2	Level 3
Restricted Securities
Corporate Bonds	$24,109,389	$—	$10,773,191	$13,336,198
Bank Loans	290,311,814	—	—	290,311,814
Common Stock - U.S.	4,688,942	—	—	4,688,942
Preferred Stock	4,199,067	—	—	4,199,067
Partnerships and LLCs	42,473,432	—	—	42,473,432
Public Securities
Bank Loans	4,624,518	—	2,913,948	1,710,570
Corporate Bonds	1,613,399	—	1,613,399	—
Common Stock	697	697	—	—
Total	$372,021,258	$697	$15,300,538	$356,720,023
See information disaggregated by security type and industry classification in the Unaudited Consolidated Schedule of Investments.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Corporate Investors
(Unaudited)
Quantitative Information about Level 3 Fair Value Measurements
The following table represents quantitative information about Level 3 fair value measurements as of September 30, 2023.

	Fair Value	Valuation Technique	Unobservable Inputs	Range	Weighted*
Bank Loans	$256,905,946	Income Approach	Implied Spread	9.1% - 25.3%	12.2%
Corporate Bonds	$12,454,536	Income Approach	Implied Spread	12.7% - 23.0%	14.5%
	$881,662	Market Approach	Revenue Multiple	0.2x	0.2x
Equity Securities**	$50,737,755	Enterprise Value Waterfall Approach	Valuation Multiple	3.5x - 39.0x	10.5x

Certain of the Trust’s Level 3 equity securities investments may be valued using unadjusted inputs that have not been internally developed by the Trust, including recently purchased securities held at cost. As a result, fair value of assets of $35,740,124 have been excluded from the preceding table.
*    The weighted averages disclosed in the table above were weighted by relative fair value
**    Including partnerships and LLC’s
Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Assets:	Beginning balance at 12/31/2022	Included in earnings	Purchases	Sales	Prepayments	Transfers into Level 3	Transfers out of Level 3	Ending balance at 09/30/2023
Restricted Securities
Corporate Bonds	$18,250,464	$319,858	$1,448,416	$(178,990)	$(6,503,550)	$—	$—	$13,336,198
Bank Loans	280,142,336	313,258	32,310,124	(1,393,732)	(21,060,172)	—	—	290,311,814
Common Stock - U.S.	3,630,330	1,056,893	66,443	(64,724)	—	—	—	4,688,942
Preferred Stock	3,907,169	1,291,697	30,400	(1,030,199)	—	—	—	4,199,067
Partnerships and LLCs	39,264,780	257,449	2,951,203	—	—	—	—	42,473,432
Public Securities
Bank Loans	547,929	(47,384)	—	14,141	(2,250)	2,128,134	(930,000)	1,710,570
Common Stock	76,474	(76,474)	—	—	—	—	—	—
	$345,819,482	$3,115,297	$36,806,586	$(2,653,504)	$(27,565,972)	$2,128,134	$(930,000)	$356,720,023
* For the nine months ended September 30, 2023, transfers into and out of Level 3 were the result of changes in the observability of significant inputs for certain portfolio companies.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Corporate Investors
(Unaudited)
OID Amortization, Gains and Losses on Level 3 assets included in Net Increase in Net Assets resulting from Operations for the period are presented in the following accounts on the Statement of Operations:

	Net Increase in Net Assets Resulting from Operations	Change in Unrealized Appreciation in Net Assets from assets still held
OID Amortization	$835,252	$—
Net realized loss on investments before taxes	(1,792,538)	—
Net change in unrealized appreciation of investments before taxes	4,072,583	522,648.00
B. Accounting for Investments:
Investment Income
Investment transactions are accounted for on the trade date. Interest income, including the amortization of premiums and accretion of discounts on bonds held using the yield-to-maturity method, is recorded on the accrual basis to the extent that such amounts are expected to be collected. Generally, when interest and/or principal payments on a loan become past due, or if the Trust otherwise does not expect the borrower to be able to service its debt and other obligations, the Trust will place the investment on non-accrual status and will cease recognizing interest income on that investment for financial reporting purposes until all principal and interest have been brought current through payment or due to a restructuring such that the interest income is deemed to be collectible. The Trust writes off any previously accrued and uncollected interest when it is determined that interest is no longer considered collectible. As of September 30, 2023, the fair value of the Trust’s non-accrual assets was $4,710,280, or 1.3% of the total fair value of the Trust’s portfolio, and the cost of the Trust’s non-accrual assets was $7,149,599, or 2.0% of the total cost of the Trust’s portfolio.
Payment-in-Kind Interest
The Trust currently holds, and expects to hold in the future, some investments in its portfolio that contain Payment-in-Kind (“PIK”) interest provisions. The PIK interest, computed at the contractual rate specified in each loan agreement, is added to the principal balance of the investment, rather than being paid to the Trust in cash, and is recorded as interest income. Thus, the actual collection of PIK interest may be deferred until the time of debt principal repayment. PIK interest, which is a non-cash source of income at the time of recognition, is included in the Trust’s taxable income and therefore affects the amount the Trust is required to distribute to its stockholders to maintain its qualification as a “regulated investment company” for federal income tax purposes, even though the Trust has not yet collected the cash.
Generally, when current cash interest and/or principal payments on an investment become past due, or if the Trust otherwise does not expect the borrower to be able to service its debt and other obligations, the Trust will place the investment on PIK non-accrual status and will cease recognizing PIK interest income on that investment for financial reporting purposes until all principal and interest have been brought current through payment or due to a restructuring such that the interest income is deemed to be collectible. The Trust writes off any accrued and uncollected PIK interest when it is determined that the PIK interest is no longer collectible. As of September 30, 2023, the Trust held no PIK non-accrual assets.
Realized Gain or Loss and Unrealized Appreciation or Depreciation of Portfolio Investments
Realized gains and losses on investment transactions and unrealized appreciation and depreciation of investments are reported for financial statement and Federal income tax purposes on the identified cost method.
C. Use of Estimates:
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
D. Federal Income Taxes:
The Trust has elected to be taxed as a “regulated investment company” under the Internal Revenue Code, and intends to maintain this qualification and to distribute substantially all of its net taxable income to its shareholders. In any year when net long-term capital gains are realized by the Trust, management, after evaluating the prevailing economic conditions, will recommend that the Trustees

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Corporate Investors
(Unaudited)
either designate the net realized long-term gains as undistributed and pay the Federal capital gains taxes thereon or distribute all or a portion of such net gains.
The Trust is taxed as a regulated investment company and is therefore limited as to the amount of non-qualified income that it may receive as the result of operating a trade or business, e.g. the Trust’s pro rata share of income allocable to the Trust by a partnership operating company. The Trust’s violation of this limitation could result in the loss of its status as a regulated investment company, thereby subjecting all of its net income and capital gains to corporate taxes prior to distribution to its shareholders. The Trust, from time-to-time, identifies investment opportunities in the securities of entities that could cause such trade or business income to be allocable to the Trust. The CI Subsidiary Trust (described in Footnote 1 above) was formed in order to allow investment in such securities without adversely affecting the Trust’s status as a regulated investment company.
The CI Subsidiary Trust is not taxed as a regulated investment company. Accordingly, prior to the Trust receiving any distributions from the CI Subsidiary Trust, all of the CI Subsidiary Trust’s taxable income and realized gains, including non-qualified income and realized gains, is subject to taxation at prevailing corporate tax rates. As of September 30, 2023, the CI Subsidiary Trust has incurred income tax expense of $3,990.
Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of the existing assets and liabilities and their respective tax basis. As of September 30, 2023, the CI Subsidiary Trust has a deferred tax liability of $756,134.
E. Distributions to Shareholders:
The Trust records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. The Trust’s net investment income dividend is declared four times per year. The Trust’s net realized capital gain distribution, if any, is declared in December.
3. Investment Services Contract
A. Services:
Under an Investment Services Contract (the “Contract”) with the Trust, Barings agrees to use its best efforts to present to the Trust a continuing and suitable investment program consistent with the investment objectives and policies of the Trust. Barings represents the Trust in any negotiations with issuers, investment banking firms, securities brokers or dealers and other institutions or investors relating to the Trust’s investments. Under the Contract, Barings also provides administration of the day-to-day operations of the Trust and provides the Trust with office space and office equipment, accounting and bookkeeping services, and necessary executive, clerical and secretarial personnel for the performance of the foregoing services.
B. Fee:
For its services under the Contract, Barings is paid a quarterly investment advisory fee of 0.3125% of the net asset value of the Trust as of the last business day of each fiscal quarter, which is approximately equal to 1.25% annually. A majority of the Trustees, including a majority of the Trustees who are not interested persons of the Trust or of Barings, approve the valuation of the Trust’s net assets as of such day.
4. Borrowings
Senior Secured Indebtedness
MassMutual holds the Trust’s $30,000,000 Senior Fixed Rate Convertible Note (the “Note”) issued by the Trust on November 15, 2017. The Note is due November 15, 2027 and accrues interest at 3.53% per annum. MassMutual, at its option, can convert the principal amount of the Note into common shares. The dollar amount of principal would be converted into an equivalent dollar amount of common shares based upon the average price of the common shares for ten business days prior to the notice of conversion. For the nine months ended September 30, 2023 the Trust incurred total interest expense on the Note of $794,250.
The Trust may redeem the Note, in whole or in part, at the principal amount proposed to be redeemed together with the accrued and unpaid interest thereon through the redemption date plus a Make Whole Premium. The Make Whole Premium equals the excess of (i) the present value of the scheduled payments of principal and interest which the Trust would have paid but for the proposed redemption, discounted at the rate of interest of U.S. Treasury obligations whose maturity approximates that of the Note plus 0.50% over (ii) the principal of the Note proposed to be redeemed.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Corporate Investors
(Unaudited)
Credit Facility
On July 22, 2021 (the “Effective Date”), MassMutual provided to the Trust, a five-year $30,000,000 committed revolving credit facility. Borrowings under the revolving credit facility bear interest, at the rate of LIBOR plus 2.25%. The Trust will also be responsible for paying a commitment fee of 0.50% on the unused amount. For purposes of calculating the commitment fee for the period from the Effective Date to the earlier to occur of (x) the date that is 270 days after the Effective Date and (y) the first date on which the aggregate outstanding borrowings is greater than $15,000,000, the unused amount shall be deemed to be in an amount equal to $15,000,000. As of September 30, 2023 the Trust had $10,000,000 of outstanding borrowings on the revolving credit facility.
5. Purchases and Sales of Investments

	For the nine months ended 09/30/2023
	Cost of Investments Acquired	Proceeds from Sales or Maturities
Corporate restricted securities	$35,241,807	$34,546,321
Corporate public securities	—	2,030,070
6. Risks
Investment Risks
In the normal course of its business, the Trust trades various financial instruments and enters into certain investment activities with investment risks. These risks include:
Below Investment Grade (high yield/junk bond) Instruments Risk
Below investment grade securities, commonly known as “junk” or “high yield” bonds, have speculative characteristics and involve greater volatility of price and yield, greater risk of loss of principal and interest, and generally reflect a greater possibility of an adverse change in financial condition that could affect an issuer’s ability to honor its obligations. Below investment grade debt instruments are considered to be predominantly speculative investments. In some cases, these obligations may be highly speculative and have poor prospects for reaching investment grade standing. Below investment grade debt instruments are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These instruments may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the financial markets generally and less secondary market liquidity. The prices of below investment grade debt instruments may be affected by legislative and regulatory developments. Because below investment grade debt instruments are difficult to value and are more likely to be fair valued, particularly during erratic markets, the values realized on their sale may differ from the values at which they are carried on the books of the Trust.
The Trust may invest in bonds and loans of corporate issuers that are, at the time of purchase, rated below investment grade by at least one credit rating agency or unrated but determined by Barings to be of comparable quality. The Trust may also invest in other below investment grade debt obligations. Barings consider both credit risk and market risk in making investment decisions for the Trust. If a default occurs with respect to any below investment grade debt instruments and the Trust sells or otherwise disposes of its exposure to such instruments, it is likely that the proceeds would be less than the unpaid principal and interest. Even if such instruments are held to maturity, recovery by the Trust of its initial investment and any anticipated income or appreciation would be uncertain and may not occur. Market trading volume for high yield instruments is generally lower and the secondary market for such instruments could contract under adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer.
Borrowing and Leverage Risk
The Trust may borrow, subject to certain limitations, to fund redemptions, post collateral for hedges or to purchase loans, bonds and structured products prior to settlement of pending sale transactions. Any such borrowings, as well as transactions such as when-issued, delayed-delivery, forward commitment purchases and loans of portfolio securities, can result in leverage. The use of leverage involves special risks, and makes the net asset value of the Trust and the yield to shareholders more volatile. There can be no assurance that the Trust’s leveraging strategies would be successful. In addition, the counterparties to the Trust’s leveraging transactions will have priority of payment over the Trust’s shareholders.
Credit Risk
Credit risk is the risk that one or more debt obligations in the Trust’s portfolio will decline in price, or fail to pay dividends, interest or principal when due because the issuer of the obligation experiences an actual or perceived decline in its financial status. Credit ratings

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Corporate Investors
(Unaudited)
issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated instruments. They do not, however, evaluate the market value risk of below investment grade debt instruments and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the instruments. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in below investment grade and comparable unrated obligations will be more dependent on Barings’s credit analysis than would be the case with investments in investment grade instruments. Barings employ their own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, sensitivity to economic conditions, operating history and current earnings trends.
One or more debt obligations in the Trust’s portfolio may decline in price, or fail to pay dividends, interest or principal when due because the issuer of the obligation experiences an actual or perceived decline in its financial status or due to changes in the specific or general market, economic, industry, political, regulatory, public health or other conditions.
Duration Risk
The Trust may invest in investments of any duration or maturity. Although stated in years, duration is not simply a measure of time. Duration measures the time-weighted expected cash flows of a security, which can determine the security’s sensitivity to changes in the general level of interest rates (or yields). Securities with longer durations tend to be more sensitive to interest rate (or yield) changes than securities with shorter durations. Duration differs from maturity in that it considers potential changes to interest rates, and a security’s coupon payments, yield, price and par value and call features, in addition to the amount of time until the security matures. Various techniques may be used to shorten or lengthen the Trust’s duration. The duration of a security will be expected to change over time with changes in market factors and time to maturity.
Liquidity Risk
The Trust may, subject to certain limitations, invest in illiquid securities (i.e., securities that cannot be disposed of in current market conditions in seven calendar days or less without the disposition significantly changing the market value of the security). Illiquid securities may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in market value. Some securities may be subject to restrictions on resale. Illiquid securities may be difficult to value. Also, the Trust may not be able to dispose of illiquid securities at a favorable time or price when desired, and the Trust may suffer a loss if forced to sell such securities for cash needs. Below investment grade loans and other debt securities tend to be less liquid than higher-rated securities.
Loan Risk
The loans in which the Trust may invest are subject to a number of risks. Loans are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Trust, a reduction in the value of the investment and a potential decrease in the net asset value of the Trust. There can be no assurance that the liquidation of any collateral securing a loan would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, the Trust could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a loan. Loan participations and assignments involve credit risk, interest rate risk, liquidity risk, and the risks of being a lender. Loans are not as easily purchased or sold as publicly traded securities and there can be no assurance that future levels of supply and demand in loan trading will provide the degree of liquidity which currently exists in the market. In addition, the terms of the loans may restrict their transferability without borrower consent.
These factors may have an adverse effect on the market price of the loan and the Trust’s ability to dispose of particular portfolio investments. A less liquid secondary market also may make it more difficult for the Trust to obtain precise valuations of the high yield loans in its portfolio. The settlement period (the period between the execution of the trade and the delivery of cash to the purchaser) for some loan transactions may be significantly longer than the settlement period for other investments, and in some cases longer than seven days. It is possible that sale proceeds from loan transactions will not be available to meet redemption obligations, in which case the Trust may be required to utilize cash balances or, if necessary, sell its more liquid investments or investments with shorter settlement periods. Some loans may not be considered “securities” for certain purposes under the federal securities laws, and purchasers, such as the Trust, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.
Management Risk
The Trust is subject to management risk because it is an actively managed portfolio. Barings apply investment techniques and risk analyses in making investment decisions for the Trust, but there can be no guarantee that such techniques and analyses will produce the desired results.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Corporate Investors
(Unaudited)
Market Risk
The value of the Trust’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock and bond markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical, public health and other conditions, as well as investor perceptions of these conditions. Such conditions may include, but are not limited to, war, terrorism, natural and environmental disasters and epidemics or pandemics (including the recent coronavirus pandemic), which may be highly disruptive to economies and markets. Such conditions may also adversely affect the liquidity of the Trust’s securities. The Trust is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.
Prepayment and Extension Risk
Prepayment and extension risk is the risk that a loan, bond or other investment might be called or otherwise converted, prepaid or redeemed before maturity. This risk is primarily associated with mortgage-backed and other asset-backed securities and floating rate loans. If the investment is converted, prepaid or redeemed before maturity, particularly during a time of declining interest rates or spreads, the Trust may not be able to invest the proceeds in other investments providing as high a level of income, resulting in a reduced yield to the Trust. Conversely, as interest rates rise or spreads widen, the likelihood of prepayment decreases and the maturity of the investment may extend. The Trust may be unable to capitalize on securities with higher interest rates or wider spreads because the Trust’s investments are locked in at a lower rate for a longer period of time.
7. Commitments and Contingencies
During the normal course of business, the Trust may enter into contracts and agreements that contain a variety of representations and warranties. The exposure, if any, to the Trust under these arrangements is unknown as this would involve future claims that may or may not be made against the Trust and which have not yet occurred. The Trust has no history of prior claims related to such contracts and agreements.

At September 30, 2023, the Trust had the following unfunded commitments:

Delayed Draw Term Loans:

Investment	Unfunded Amount	Unfunded Value
Amtech Software	$363,636	$367,003
Best Lawyers	300,641	303,367
Dwyer Instruments, Inc.	301,532	302,451
eShipping	313,137	321,256
Fortis Payments, LLC	84,000	87,206
Front Line Power	10,714	10,714
HTI Technology & Industries Inc	204,545	206,385
Jones Fish	526,579	526,543
Kano Laboratories LLC	1,150,988	1,155,410
Kings III	90,189	90,707
Net at Work	1,060,606	1,060,388
Portfolio Group	315,000	303,536
Process Insights Acquisition, Inc.	219,706	219,128
Randy's Worldwide	110,311	110,815
RoadOne IntermodaLogistics	181,970	187,509
SBP Holdings	78,839	79,244
Scaled Agile, Inc	463,800	460,820
smartShift Technologies	726,430	725,486
Standard Elevator Systems	927,203	817,365
Stratus Unlimited	116,080	121,854
Syntax Systems Ltd	386,615	378,980
Tank Holding Corp	136,478	138,227
The Caprock Group	731,294	741,580

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Corporate Investors
(Unaudited)

Investment	Unfunded Amount	Unfunded Value
Warner Pacific Insurance Services	$892,934	$892,257
Worldwide Electric Corporation	310,559	314,452
Ziyad	741,870	741,552
Total Unfunded Delayed Draw Term Loan Commitments	$10,745,656	$10,664,235

Revolvers:

Investment	Unfunded Amount	Unfunded Value
Accurus Aerospace International UK Buyer	$27,442	$21,865
Aero Accessories	83,333	85,145
Americo Chemical Products	249,559	249,993
Amtech Software	127,273	128,114
Applied Aerospace Structures Corp.	64,516	64,671
ASC Communications, LLC	45,328	45,445
Best Lawyers	224,359	225,722
BrightSign	93,080	84,352
CAi Software	471,493	446,907
Cash Flow Management	149,254	149,573
CJS Global	484,848	486,108
Cleaver-Brooks, Inc.	138,394	140,052
Cogency Global	165,304	163,561
Comply365	109,756	110,292
DataServ	96,154	96,409
Decks Direct, LLC	840,616	831,338
EFI Productivity Software	109,518	110,368
eShipping	346,829	351,565
HemaSource, Inc.	419,995	419,846
HTI Technology & Industries Inc	136,364	137,590
Jones Fish	399,324	395,877
Kings III	89,328	89,828
LeadsOnline - Weatherby Parent Holdings LLC	455,531	449,928
Magnolia Wash Holdings	19,238	19,364
Marshall Excelsior Co.	54,976	52,955
Narda-MITEQ	424,977	427,095
Net at Work	265,152	265,097
Newforma	164,824	165,506
Office Ally	266,249	267,409
Omega Holdings	368,150	349,739
Polara	218,094	218,652
Process Insights Acquisition, Inc.	238,294	238,089
ProfitOptics	232,258	233,720
Randy's Worldwide	33,159	33,371
RoadOne IntermodaLogistics	194,694	199,079
Rock Labor	120,095	120,067
SBP Holdings	106,476	106,838
Scaled Agile, Inc	470,149	467,341
Smartling, Inc.	205,882	207,193
smartShift Technologies	348,687	348,569

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Corporate Investors
(Unaudited)

Investment	Unfunded Amount	Unfunded Value
Standard Elevator Systems	$70,593	$48,318
Syntax Systems Ltd	67,413	63,197
Tank Holding Corp	9,455	9,143
Tencarva Machinery Company	619,093	622,299
The Caprock Group	215,035	217,681
Trintech Inc	178,571	178,339
Whitcraft LLC	251,497	251,866
Woodland Foods, Inc.	185,331	161,158
Worldwide Electric Corporation	223,602	228,579
Ziyad	345,584	342,716
Total Unfunded Revolver Commitments	$11,225,126	$11,127,929
Total Unfunded Commitments	$21,970,782	$21,792,164
As of September 30, 2023, unfunded commitments had unrealized depreciation of $(178,618) or (0.05)% of net assets.
8. Quarterly Results of Investment Operations (unaudited)

	March 31, 2023
	Amount	Per Share
Investment income	$10,543,447
Net investment income (net of taxes)	8,649,221	$0.43
Net realized and unrealized gain on investments (net of taxes)	1,128,654	0.06

	June 30, 2023
	Amount	Per Share
Investment income	$9,598,111
Net investment income (net of taxes)	7,698,157	$0.38
Net realized and unrealized gain on investments (net of taxes)	416,719	0.01

	September 30, 2023
	Amount	Per Share
Investment income	$10,791,421
Net investment income (net of taxes)	8,904,740	$0.44
Net realized and unrealized gain on investments (net of taxes)	1,086,453	0.05

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•    Your transactions with us, our affiliates, or others; and
•    Our Internet website.
We may share the financial information we collect with our financial service affiliates, such as insurance companies, investment companies and securities broker-dealers. Additionally, so that we may continue to offer you products and services that best meet your investment needs and to effect transactions that you request or authorize, we may disclose the information we collect, as described above, to companies that perform administrative or marketing services on our behalf, such as transfer agents, custodian banks, service providers or printers and mailers that assist us in the distribution of investor materials or that provide operational support to Barings. These companies are required to protect this information and will use this information only for the services for which we hire them, and are not permitted to use or share this information for any other purpose. Some of these companies may perform such services in jurisdictions other than the United States. We may share some or all of the information we collect with other financial institutions with whom we jointly market products. This may be done only if it is permitted by the state in which you live. Some disclosures may be limited to your name, contact and transaction information with us or our affiliates.
Any disclosures will be only to the extent permitted by federal and state law. Certain disclosures may require us to get an “opt-in” or “opt-out” from you. If this is required, we will do so before information is shared. Otherwise, we do not share any personal information about our customers or former customers unless authorized by the customer or as permitted by law.
We restrict access to personal information about you to those employees who need to know that information to provide products and services to you. We maintain physical, electronic and procedural safeguards that comply with legal standards to guard your personal information. As an added measure, we do not include personal or account information in non-secure e-mails that we send you via the Internet without your prior consent. We advise you not to send such information to us in non-secure e-mails.
This joint notice describes the privacy policies of Barings, the Funds and Barings Securities LLC. It applies to all Barings and the Funds accounts you presently have, or may open in the future, using your social security number or federal taxpayer identification number - whether or not you remain a shareholder of our Funds or as an advisory client of Barings. As mandated by rules issued by the Securities and Exchange Commission, we will be sending you this notice annually, as long as you own shares in the Funds or have an account with Barings.
Barings Securities LLC is a member of the Financial Industry Regulatory Authority (FINRA) and the Securities Investor Protection Corporation (SIPC). Investors may obtain information about SIPC including the SIPC brochure by contacting SIPC online at www.sipc.org or calling (202)-371-8300. Investors may obtain information about FINRA including the FINRA Investor Brochure by contacting FINRA online at www.finra.org or by calling (800) 289-9999.
April 2019

Members of the Board of
Trustees
Clifford M. Noreen
Chairman

Michael H. Brown*

Barbara M. Ginader*

Edward P. Grace III*

David M. Mihalick

Susan B. Sweeney*

Maleyne M. Syracuse*

*Member of the Audit Committee

Officers
Christina Emery
President

Christopher D. Hanscom
Chief Financial Officer
Treasurer

Ashlee Steinnerd
Chief Legal Officer

Robert Spengler, Jr.
Chief Compliance Officer

Andrea Nitzan
Principal Accounting Officer

Alexandra Pacini
Secretary

Sean Feeley
Vice President

Joseph Evanchick
Vice President

Matthew Curtis
Tax Officer

DIVIDEND REINVESTMENT AND SHARE PURCHASE PLAN
Barings Corporate Investors (the “Trust”) offers a Dividend Reinvestment and Share Purchase Plan (the “Plan”). The Plan provides a simple way for shareholders to add to their holdings in the Trust through the receipt of dividend shares issued by the Trust or through the investment of cash dividends in Trust shares purchased in the open market. A shareholder may join the Plan by filling out and mailing an authorization card to SS&C GIDS, the Transfer Agent.
Participating shareholders will continue to participate until they notify the Transfer Agent, in writing, of their desire to terminate participation. Unless a shareholder elects to participate in the Plan, he or she will, in effect, have elected to receive dividends and distributions in cash. Participating shareholders may also make additional contributions to the Plan from their own funds. Such contributions may be made by personal check or other means in an amount not less than $10 nor more than $5,000 per quarter. Cash contributions must be received by the Transfer Agent at least five days (but no more then 30 days) before the payment date of a dividend or distribution.
Whenever the Trust declares a dividend payable in cash or shares, the Transfer Agent, acting on behalf of each participating shareholder, will take the dividend in shares only if the net asset value is lower than the market price plus an estimated brokerage commission as of the close of business on the valuation day. The valuation day is the last day preceding the day of dividend payment.
When the dividend is to be taken in shares, the number of shares to be received is determined by dividing the cash dividend by the net asset value as of the close of business on the valuation date or, if greater than net asset value, 95% of the closing share price. If the net asset value of the shares is higher than the market value plus an estimated commission, the Transfer Agent, consistent with obtaining the best price and execution, will buy shares on the open market at current prices promptly after the dividend payment date.
The reinvestment of dividends does not, in any way, relieve participating shareholders of any federal, state or local tax. For federal income tax purposes, the amount reportable in respect of a dividend received in newly-issued shares of the Trust will be the fair market value of the shares received, which will be reportable as ordinary income and/or capital gains.
As compensation for its services, the Transfer Agent receives a fee of 5% of any dividend and cash contribution (in no event in excess of $2.50 per distribution per shareholder.)
Any questions regarding the Plan should be addressed to SS&C GIDS, Transfer Agent for Barings Corporate Investors’ Dividend Reinvestment and Share Purchase Plan, P.O. Box 219086, Kansas City, MO 64121-9086.

Barings Corporate Investors

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